EATON VANCE BOND FUND
Supplement to Prospectus dated January 29, 2013

EATON VANCE DIVERSIFIED CURRENCY INCOME FUND
EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
EATON VANCE GOVERNMENT OBLIGATIONS FUND
EATON VANCE HIGH INCOME OPPORTUNITIES FUND
EATON VANCE INCOME FUND OF BOSTON
EATON VANCE MULTI-STRATEGY ALL MARKET FUND
Supplement to Prospectuses dated March 1, 2013

EATON VANCE COMMODITY STRATEGY FUND
EATON VANCE INVESTMENT GRADE INCOME FUND
Supplement to Prospectuses dated May 1, 2013

EATON VANCE HIGH YIELD MUNICIPAL INCOME FUND
EATON VANCE TAX-ADVANTAGED BOND STRATEGIES LONG TERM FUND
Supplement to Prospectuses dated June 1, 2013

EATON VANCE CURRENCY INCOME ADVANTAGE FUND
Supplement to Prospectus dated August 28, 2013

as revised September 5, 2013

EATON VANCE ARIZONA MUNCIPAL INCOME FUND
EATON VANCE CONNECTICUT MUNCIPAL INCOME FUND
EATON VANCE MINNESOTA MUNCIPAL INCOME FUND
EATON VANCE MUNICIPAL OPPORTUNITIES FUND
EATON VANCE NEW JERSEY MUNICIPAL INCOME FUND
EATON VANCE PENNSYLVANIA MUNICIPAL INCOME FUND
Supplement to Prospectus dated December 1, 2013

EATON VANCE ALABAMA MUNCIPAL INCOME FUND
EATON VANCE ARKANSAS MUNCIPAL INCOME FUND
EATON VANCE GEORGIA MUNICIPAL INCOME FUND
EATON VANCE KENTUCKY MUNICIPAL INCOME FUND
EATON VANCE MARYLAND MUNICIPAL INCOME FUND
EATON VANCE MISSOURI MUNCIPAL INCOME FUND
EATON VANCE NORTH CAROLINA MUNICIPAL INCOME FUND
EATON VANCE OREGON MUNICIPAL INCOME FUND
EATON VANCE SOUTH CAROLINA MUNICIPAL INCOME FUND
EATON VANCE TENNESSEE MUNCIPAL INCOME FUND
EATON VANCE VIRGINIA MUNCIPAL INCOME FUND
Supplement to Prospectus dated January 1, 2014

1.

The following changes are effective March 1, 2014, if applicable:

a.

The following replaces “Class C shares” under “Choosing a Share Class.” in “Purchasing Shares”:

Class C shares are offered at net asset value with no front-end sales charge.  If you sell your Class C shares within one year of purchase, you generally will be subject to a contingent deferred sales charge (“CDSC”).  The CDSC is deducted from your redemption proceeds.  Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts).  See “CDSC Waivers” under “Sales Charges” below.  Class C shares pay distribution and service fees equal to 1.00% (0.95% for the Eaton Vance State Municipal Income Funds) annually of average daily net assets.  Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is $250,000 or more.  Investors considering cumulative purchases of $250,000 or more, or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $250,000 or more, should consider whether another Class of shares would be more advantageous and consult their financial intermediary.

b.

The following replaces the table under “Class A Front-End Sales Charge.” under “Sales Charges”:

Amount of Purchase	Sales Charge* as Percentage of Offering Price	Sales Charge* as Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 but less than $5,000,000	0.00**	0.00**	TIERED**
$5,000,000 or more	0.00**	0.00**	TIERED**

*

Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

**

No sales charge is payable at the time of purchase on investments of $1 million or more. The principal underwriter will pay a commission to investment dealers on sales of $1 million or more as follows: 0.75% on amounts of $1 million or more but less than $5 million; plus 0.50% on amounts of $5 million or more.  A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

January 23, 2014	14122 1.23.14

Eaton Vance Alabama Municipal Income Fund

Class A Shares - ETALX Class B Shares - EVALX Class C Shares - ECALX Class I Shares - EIALX

Eaton Vance Arkansas Municipal Income Fund

Class A Shares - ETARX Class B Shares - EVARX Class C Shares - ECARX Class I Shares - EIARX

Eaton Vance Georgia Municipal Income Fund

Class A Shares - ETGAX Class B Shares - EVGAX Class C Shares - ECGAX Class I Shares - EIGAX

Eaton Vance Kentucky Municipal Income Fund

Class A Shares - ETKYX Class B Shares - EVKYX Class C Shares - ECKYX Class I Shares - EIKYX

Eaton Vance Maryland Municipal Income Fund

Class A Shares - ETMDX Class B Shares - EVMYX Class C Shares - ECMDX Class I Shares - EIMDX

Eaton Vance Missouri Municipal Income Fund

Class A Shares - ETMOX Class B Shares - EVMOX Class C Shares - ECMOX Class I Shares - EIMOX

Eaton Vance North Carolina Municipal Income Fund

Class A Shares - ETNCX Class B Shares - EVNCX Class C Shares - ECNCX Class I Shares - EINCX

Eaton Vance Oregon Municipal Income Fund

Class A Shares - ETORX Class B Shares - EVORX Class C Shares - ECORX Class I Shares - EIORX

Eaton Vance South Carolina Municipal Income Fund

Class A Shares - EASCX Class B Shares - EVSCX Class C Shares - ECSCX Class I Shares - EISCX

Eaton Vance Tennessee Municipal Income Fund

Class A Shares - ETTNX Class B Shares - EVTNX Class C Shares - ECTNX Class I Shares - EITNX

Eaton Vance Virginia Municipal Income Fund

Class A Shares - ETVAX Class B Shares - EVVAX Class C Shares - ECVAX Class I Shares - EVAIX

Mutual funds seeking to provide tax-exempt income

Prospectus Dated
January 1, 2014

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

This Prospectus contains important information about the Funds and the services available to shareholders.  Please save it for reference.

Table of Contents

Fund Summaries	3
Alabama Fund	3
Arkansas Fund	8
Georgia Fund	13
Kentucky Fund	18
Maryland Fund	23
Missouri Fund	28
North Carolina Fund	33
Oregon Fund	38
South Carolina Fund	43
Tennessee Fund	48
Virginia Fund	53
Important Information Regarding Fund Shares	58
Investment Objectives & Principal Policies and Risks	59
Management and Organization	62
Valuing Shares	63
Purchasing Shares	63
Sales Charges	66
Redeeming Shares	68
Shareholder Account Features	69
Additional Tax Information	70
Financial Highlights	75
Alabama Fund	75
Arkansas Fund	78
Georgia Fund	81
Kentucky Fund	84
Maryland Fund	87
Missouri Fund	90
North Carolina Fund	93
Oregon Fund	96
South Carolina Fund	99
Tennessee Fund	102
Virginia Fund	105

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Fund Summaries

Alabama Municipal Income Fund

The Board of Trustees of the Fund recently approved a proposal to reorganize the Fund into Eaton Vance National Municipal Income Fund, a series of Eaton Vance Municipals Trust with substantially the same investment objective as the Fund.  Proxy materials describing the proposed reorganization are expected to be mailed in March 2014 to the Fund’s record date shareholders.  If shareholders of the Fund approve the Fund’s reorganization, that reorganization is expected to be completed in the second quarter of 2014.  For additional information regarding the investment strategies and principal risks of Eaton Vance National Municipal Income Fund, please see that fund’s summary prospectus, which can be located at http://funddocuments.eatonvance.com.

After the close of business on January 17, 2014, the Fund will be closed to new investors.

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and Alabama state personal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 66 of this Prospectus and page 19 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)			Class A	Class B	Class C	Class I
Management Fees			0.28%	0.28%	0.28%	0.28%
Distribution and Service (12b-1) Fees			0.20%	0.95%	0.95%	n/a
Interest Expense	0.02%
Expenses other than Interest Expense	0.25%	(0.24% for Class C and Class I)
Other Expenses			0.27%	0.27%	0.26%	0.26%
Total Annual Fund Operating Expenses			0.75%	1.50%	1.49%	0.54%

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$ 548	$ 703	$ 872	$ 1,361	$ 548	$ 703	$ 872	$ 1,361
Class B shares	$ 653	$ 874	$ 1,018	$ 1,588	$ 153	$ 474	$ 818	$ 1,588
Class C shares	$ 252	$ 471	$ 813	$ 1,779	$ 152	$ 471	$ 813	$ 1,779
Class I shares	$ 55	$ 173	$ 302	$ 677	$ 55	$ 173	$ 302	$ 677

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”).  The Fund may invest without limit in obligations the interest from which is subject to the federal alternative minimum tax.  At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or higher by either Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser.  For purposes of rating restrictions, if securities are rated differently by the rating agencies, the higher rating is used.  Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities.  If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam.  The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities).  The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, to seek total return or as a substitute for the purchase or sale of securities.

In pursuing its investment objective, the Fund normally acquires municipal obligations with maturities of ten years or more.  The Fund’s portfolio often has a longer average maturity than is typical of many other funds that invest primarily in municipal obligations.  As a result, the interest rate risk described below may be more significant for the Fund.  The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.  The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders.  A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax.  The Fund may not be suitable for investors subject to the federal alternative minimum tax.

Principal Risks

Municipal Bond Risk.  The amount of public information available about municipal bonds is generally less than for corporate equities or bonds, meaning that the investment performance of municipal bond investments may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its municipal bonds at attractive prices.  The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress.  Less liquid obligations can become more difficult to value and be subject to erratic price movements.  The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

Debt Market Risk.  Economic and other events (whether real or perceived) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted.  Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand.  At other times, the demand for such instruments may exceed the supply in the market.  An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, wider trading spreads and a lack of price transparency in the market.  No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Interest Rate Risk.  In general, the value of income securities will fluctuate based on changes in interest rates.  The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Generally, securities with longer durations are more sensitive to changes in interest rates than shorter duration securities. Because the Fund is managed toward an income objective, it may hold more longer-duration obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may extend.  In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Credit Risk.  Changes in economic conditions or other circumstances may reduce the capacity of issuers of a fixed income security to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions.  The value of a fixed income security also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments.  In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes.  Municipal obligations may be insured as to principal and interest payments.  If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.  In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Investments.  Investments rated below investment grade and comparable unrated securities (“junk bonds”) have speculative characteristics because of the credit risk associated with their issuers.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund.  When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market, thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events.  Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Transactions.  Certain Fund transactions may give rise to leverage.  Such transactions may include, among others, the use of when-issued, delayed delivery or forward commitment transactions, residual interest bonds, short sales and certain derivative transactions.  The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leveraged investments may substantially exceed the initial investment.

Risk of Residual Interest Bonds.  The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond.  The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase.  The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.  As required by applicable accounting standards, the Fund records interest expense on its liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Sector and Geographic Risk.  Because the Fund will invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territory and may invest a significant portion of its assets in certain sectors or types of obligations, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly. General obligation bonds issued by municipalities are adversely

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

affected by economic downturns and the resulting decline in tax revenues. Please refer to the Fund's Statement of Additional Information for state-specific economic information as well as information about Puerto Rico, the U.S. Virgin Islands and Guam.

Risks of Principal Only Investments.  Principal only investments are municipal obligations which entitle the holder to receive par value of such investment if held to maturity.  The values of principal only investments are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently.  The Fund will accrue income on these investments and is required to distribute that income each year.  The Fund may be required to sell securities to obtain cash needed for such income distributions.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”  Non-diversified funds face the risk of focusing investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk.  Income from tax-exempt municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service, or state tax authorities or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the federal alternative minimum tax.

Risks Associated with Active Management.  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies to achieve the Fund’s investment objective.  Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks.  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets may change as Fund assets increase and decrease, and Annual Fund Operating Expenses may differ in the future.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations could have an adverse affect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2012, the highest quarterly total return for Class A was 9.60% for the quarter ended September 30, 2009, and the lowest quarterly return was –5.69% for the quarter ended September 30, 2008.  The year-to-date total return through the end of the most recent calendar quarter (December 31, 2012 to September 30, 2013) was -5.39%.   For the 30 days ended August 31, 2013, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 46.23%) for Class A shares were 3.42% and 6.36%, respectively, for Class B shares were 2.84% and 5.28%, respectively, for Class C shares were 2.84% and 5.28%, respectively, and for Class I shares were 3.80% and 7.07%, respectively.  A lower tax rate would result in lower tax-equivalent yields.  For current yield information call 1-800-262-1122.

Average Annual Total Return as of December 31, 2012	One Year	Five Years	Ten Years
Class A Return Before Taxes	2.31%	3.99%	4.05%

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Class A Return After Taxes on Distributions	2.30%	3.99%	4.02%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	2.85%	3.99%	4.04%
Class B Return Before Taxes	1.67%	3.87%	3.79%
Class C Return Before Taxes	5.66%	4.22%	3.77%
Class I Return Before Taxes	7.71%	5.22%	4.66%
Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.78%	5.90%	5.10%
Barclays 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	10.01%	6.81%	6.01%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C.  The Class C performance shown above for the period prior to March 21, 2006 (commencement of operations) is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes) and the Class I performance shown above for the period prior to March 3, 2008 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for other expenses, returns would be different.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Manager.  The Fund is managed by William H. Ahern, Vice President of BMR, who has managed the Fund since 1997.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 58 of this Prospectus.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Arkansas Municipal Income Fund

The Board of Trustees of the Fund recently approved a proposal to reorganize the Fund into Eaton Vance National Municipal Income Fund, a series of Eaton Vance Municipals Trust with substantially the same investment objective as the Fund.  Proxy materials describing the proposed reorganization are expected to be mailed in March 2014 to the Fund’s record date shareholders.  If shareholders of the Fund approve the Fund’s reorganization, that reorganization is expected to be completed in the second quarter of 2014.  For additional information regarding the investment strategies and principal risks of Eaton Vance National Municipal Income Fund, please see that fund’s summary prospectus, which can be located at http://funddocuments.eatonvance.com.

After the close of business on January 17, 2014, the Fund will be closed to new investors.

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and Arkansas state personal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 66 of this Prospectus and page 19 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees	0.30%	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.20%	0.95%	0.95%	n/a
Other Expenses	0.22%	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses	0.72%	1.48%	1.48%	0.53%

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$ 545	$ 694	$ 857	$ 1,327	$ 545	$ 694	$ 857	$ 1,327
Class B shares	$ 651	$ 868	$ 1,008	$ 1,562	$ 151	$ 468	$ 808	$ 1,562
Class C shares	$ 251	$ 468	$ 808	$ 1,768	$ 151	$ 468	$ 808	$ 1,768
Class I shares	$ 54	$ 170	$ 296	$ 665	$ 54	$ 170	$ 296	$ 665

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”).  The Fund may invest without limit in obligations the income from which is subject to the federal alternative minimum tax.  At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or higher by either Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser.  For purposes of rating restrictions, if securities are rated differently by the rating agencies, the higher rating is used.  Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities.  If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam.  The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities).  The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, to seek total return or as a substitute for the purchase or sale of securities.

In pursuing its investment objective, the Fund normally acquires municipal obligations with maturities of ten years or more.  The Fund’s portfolio often has a longer average maturity than is typical of many other funds that invest primarily in municipal obligations.  As a result, the interest rate risk described below may be more significant for the Fund.  The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.  The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders.  A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax.  The Fund may not be suitable for investors subject to the federal alternative minimum tax.

Principal Risks

Municipal Bond Risk.  The amount of public information available about municipal bonds is generally less than for corporate equities or bonds, meaning that the investment performance of municipal bond investments may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its municipal bonds at attractive prices.  The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress.  Less liquid obligations can become more difficult to value and be subject to erratic price movements.  The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

Debt Market Risk.  Economic and other events (whether real or perceived) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted.  Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand.  At other times, the demand for such instruments may exceed the supply in the market.  An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, wider trading spreads and a lack of price transparency in the market.  No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Interest Rate Risk.  In general, the value of income securities will fluctuate based on changes in interest rates.  The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Generally, securities with longer durations are more sensitive to changes in interest rates than shorter duration securities. Because the Fund is managed toward an income objective, it may hold more longer-duration obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may extend.  In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Credit Risk.  Changes in economic conditions or other circumstances may reduce the capacity of issuers of a fixed income security to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions.  The value of a fixed income security also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments.  In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes.  Municipal obligations may be insured as to principal and interest payments.  If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.  In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Investments.  Investments rated below investment grade and comparable unrated securities (“junk bonds”) have speculative characteristics because of the credit risk associated with their issuers.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund.  When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market, thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events.  Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Transactions.  Certain Fund transactions may give rise to leverage.  Such transactions may include, among others, the use of when-issued, delayed delivery or forward commitment transactions, residual interest bonds, short sales and certain derivative transactions.  The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leveraged investments may substantially exceed the initial investment.

Risk of Residual Interest Bonds.  The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond.  The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase.  The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.  As required by applicable accounting standards, the Fund records interest expense on its liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Sector and Geographic Risk.  Because the Fund will invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territory and may invest a significant portion of its assets in certain sectors or types of obligations, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly. General obligation bonds issued by municipalities are adversely

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

affected by economic downturns and the resulting decline in tax revenues. Please refer to the Fund's Statement of Additional Information for state-specific economic information as well as information about Puerto Rico, the U.S. Virgin Islands and Guam.

Risks of Principal Only Investments.  Principal only investments are municipal obligations which entitle the holder to receive par value of such investment if held to maturity.  The values of principal only investments are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently.  The Fund will accrue income on these investments and is required to distribute that income each year.  The Fund may be required to sell securities to obtain cash needed for such income distributions.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”  Non-diversified funds face the risk of focusing investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk.  Income from tax-exempt municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service, or state tax authorities or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the federal alternative minimum tax.

Risks Associated with Active Management.  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies to achieve the Fund’s investment objective.  Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks.  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets may change as Fund assets increase and decrease, and Annual Fund Operating Expenses may differ in the future.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations could have an adverse affect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2012, the highest quarterly total return for Class A was 10.73% for the quarter ended March 31, 2009, and the lowest quarterly return was –10.90% for the quarter ended December 31, 2008.  The year-to-date total return through the end of the most recent calendar quarter (December 31, 2012 to September 30, 2013) was –3.37%.  For the 30 days ended August 31, 2013, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 47.36%) for Class A shares were 3.07% and 5.83%, respectively, for Class B shares were 2.47% and 4.69%, respectively, for Class C shares were 2.47% and 4.69%, respectively, and for Class I shares were 3.42% and 6.50%, respectively.  A lower tax rate would result in lower tax-equivalent yields.  For current yield information call 1-800-262-1122.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Average Annual Total Return as of December 31, 2012	One Year	Five Years	Ten Years
Class A Return Before Taxes	0.74%	2.31%	3.22%
Class A Return After Taxes on Distributions	0.74%	2.29%	3.19%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	1.78%	2.53%	3.33%
Class B Return Before Taxes	-0.17%	2.18%	2.96%
Class C Return Before Taxes	3.94%	2.53%	2.93%
Class I Return Before Taxes	5.86%	3.36%	3.75%
Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.78%	5.90%	5.10%
Barclays 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	10.01%	6.81%	6.01%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C.  The Class C performance shown above for the period prior to April 28, 2006 (commencement of operations) is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes) and the Class I performance shown above for the period prior to August 3, 2010 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for other expenses, returns would be different.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Manager.  The Fund is managed by Adam A. Weigold, Vice President of BMR, who has managed the Fund since 2007.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 58 of this Prospectus.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Georgia Municipal Income Fund

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and Georgia state personal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 66 of this Prospectus and page 19 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)		Class A	Class B	Class C	Class I
Management Fees		0.31%	0.31%	0.31%	0.31%
Distribution and Service (12b-1) Fees		0.20%	0.95%	0.95%	n/a
Interest Expense	0.04%
Expenses other than Interest Expense	0.21%
Other Expenses		0.25%	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses		0.76%	1.51%	1.51%	0.56%

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$ 549	$ 706	$ 877	$ 1,372	$ 549	$ 706	$ 877	$ 1,372
Class B shares	$ 654	$ 877	$ 1,024	$ 1,599	$ 154	$ 477	$ 824	$ 1,599
Class C shares	$ 254	$ 477	$ 824	$ 1,802	$ 154	$ 477	$ 824	$ 1,802
Class I shares	$ 57	$ 179	$ 313	$ 701	$ 57	$ 179	$ 313	$ 701

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”).  The Fund may invest without limit in obligations the income from which is subject to the federal alternative minimum tax.  At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or higher by either Standard & Poor’s Ratings

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Services (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser.  For purposes of rating restrictions, if securities are rated differently by the rating agencies, the higher rating is used.  Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities.  If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam.  The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities).  The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, to seek total return or as a substitute for the purchase or sale of securities.

In pursuing its investment objective, the Fund normally acquires municipal obligations with maturities of ten years or more.  The Fund’s portfolio often has a longer average maturity than is typical of many other funds that invest primarily in municipal obligations.  As a result, the interest rate risk described below may be more significant for the Fund.  The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.  The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders.  A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax.  The Fund may not be suitable for investors subject to the federal alternative minimum tax.

Principal Risks

Municipal Bond Risk.  The amount of public information available about municipal bonds is generally less than for corporate equities or bonds, meaning that the investment performance of municipal bond investments may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its municipal bonds at attractive prices.  The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress.  Less liquid obligations can become more difficult to value and be subject to erratic price movements.  The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

Debt Market Risk.  Economic and other events (whether real or perceived) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted.  Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand.  At other times, the demand for such instruments may exceed the supply in the market.  An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, wider trading spreads and a lack of price transparency in the market.  No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Interest Rate Risk.  In general, the value of income securities will fluctuate based on changes in interest rates.  The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Generally, securities with longer durations are more sensitive to changes in interest rates than shorter duration securities. Because the Fund is managed toward an income objective, it may hold more longer-duration obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may extend.  In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Credit Risk.  Changes in economic conditions or other circumstances may reduce the capacity of issuers of a fixed income security to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions.  The value of a fixed income security also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments.  In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes.  Municipal obligations may be insured as to principal and interest payments.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.  In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Investments.  Investments rated below investment grade and comparable unrated securities (“junk bonds”) have speculative characteristics because of the credit risk associated with their issuers.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund.  When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market, thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events.  Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Transactions.  Certain Fund transactions may give rise to leverage.  Such transactions may include, among others, the use of when-issued, delayed delivery or forward commitment transactions, residual interest bonds, short sales and certain derivative transactions.  The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leveraged investments may substantially exceed the initial investment.

Risk of Residual Interest Bonds.  The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond.  The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase.  The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.  As required by applicable accounting standards, the Fund records interest expense on its liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Sector and Geographic Risk.  Because the Fund will invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territory and may invest a significant portion of its assets in certain sectors or types of obligations, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly. General obligation bonds issued by municipalities are adversely affected by economic downturns and the resulting decline in tax revenues. Please refer to the Fund's Statement of Additional Information for state-specific economic information as well as information about Puerto Rico, the U.S. Virgin Islands and Guam.

Risks of Principal Only Investments.  Principal only investments are municipal obligations which entitle the holder to receive par value of such investment if held to maturity.  The values of principal only investments are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently.  The Fund will accrue income on these investments and is required to distribute that income each year.  The Fund may be required to sell securities to obtain cash needed for such income distributions.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”  Non-diversified funds face the risk of focusing investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk.  Income from tax-exempt municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service, or state tax authorities or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the federal alternative minimum tax.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Risks Associated with Active Management.  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies to achieve the Fund’s investment objective.  Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks.  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets may change as Fund assets increase and decrease, and Annual Fund Operating Expenses may differ in the future.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations could have an adverse affect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2012, the highest quarterly total return for Class A was 10.21% for the quarter ended March 31, 2009, and the lowest quarterly return was –10.24% for the quarter ended December 31, 2008.  The year-to-date total return through the end of the most recent calendar quarter (December 31, 2012 to September 30, 2013) was –4.39%.  For the 30 days ended August 31, 2013, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 46.80%) for Class A shares were 3.85% and 7.24%, respectively, for Class B shares were 3.28% and 6.17%, respectively, for Class C shares were 3.28% and 6.17%, respectively, and for Class I shares were 4.24% and 7.97%, respectively.  A lower tax rate would result in lower tax-equivalent yields.  For current yield information call 1-800-262-1122.

Average Annual Total Return as of December 31, 2012	One Year	Five Years	Ten Years
Class A Return Before Taxes	2.95%	2.85%	3.47%
Class A Return After Taxes on Distributions	2.95%	2.84%	3.47%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	3.26%	3.03%	3.59%
Class B Return Before Taxes	2.20%	2.71%	3.21%
Class C Return Before Taxes	6.19%	3.08%	3.19%
Class I Return Before Taxes	8.24%	4.10%	4.10%
Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.78%	5.90%	5.10%
Barclays 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	10.01%	6.81%	6.01%

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C.  The Class C performance shown above for the period prior to April 25, 2006 (commencement of operations) is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes) and the Class I performance shown above for the period prior to March 3, 2008 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for other expenses, returns would be different.  Investors cannot invest directly in an Index

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Manager.  The Fund is managed by Adam A. Weigold, Vice President of BMR, who has managed the Fund since 2007.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 58 of this Prospectus.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Kentucky Municipal Income Fund

The Board of Trustees of the Fund recently approved a proposal to reorganize the Fund into Eaton Vance National Municipal Income Fund, a series of Eaton Vance Municipals Trust with substantially the same investment objective as the Fund.  Proxy materials describing the proposed reorganization are expected to be mailed in March 2014 to the Fund’s record date shareholders.  If shareholders of the Fund approve the Fund’s reorganization, that reorganization is expected to be completed in the second quarter of 2014.  For additional information regarding the investment strategies and principal risks of Eaton Vance National Municipal Income Fund, please see that fund’s summary prospectus, which can be located at http://funddocuments.eatonvance.com.

After the close of business on January 17, 2014, the Fund will be closed to new investors.

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and Kentucky state personal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 66 of this Prospectus and page 19 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees	0.28%	0.28%	0.28%	0.28%
Distribution and Service (12b-1) Fees	0.20%	0.95%	0.95%	n/a
Other Expenses	0.24%	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	0.72%	1.47%	1.47%	0.52%

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$ 545	$ 694	$ 857	$ 1,327	$ 545	$ 694	$ 857	$ 1,327
Class B shares	$ 650	$ 865	$ 1,003	$ 1,554	$ 150	$ 465	$ 803	$ 1,554
Class C shares	$ 250	$ 465	$ 803	$ 1,757	$ 150	$ 465	$ 803	$ 1,757
Class I shares	$ 53	$ 167	$ 291	$ 653	$ 53	$ 167	$ 291	$ 653

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”).  The Fund may invest without limit in obligations the income from which is subject to the federal alternative minimum tax.  At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or higher by either Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser.  For purposes of rating restrictions, if securities are rated differently by the rating agencies, the higher rating is used.  Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities.  If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam.  The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities).  The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, to seek total return or as a substitute for the purchase or sale of securities.

In pursuing its investment objective, the Fund normally acquires municipal obligations with maturities of ten years or more.  The Fund’s portfolio often has a longer average maturity than is typical of many other funds that invest primarily in municipal obligations.  As a result, the interest rate risk described below may be more significant for the Fund.  The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.  The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders.  A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax.  The Fund may not be suitable for investors subject to the federal alternative minimum tax.

Principal Risks

Municipal Bond Risk.  The amount of public information available about municipal bonds is generally less than for corporate equities or bonds, meaning that the investment performance of municipal bond investments may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its municipal bonds at attractive prices.  The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress.  Less liquid obligations can become more difficult to value and be subject to erratic price movements.  The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

Debt Market Risk.  Economic and other events (whether real or perceived) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted.  Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand.  At other times, the demand for such instruments may exceed the supply in the market.  An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, wider trading spreads and a lack of price transparency in the market.  No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Interest Rate Risk.  In general, the value of income securities will fluctuate based on changes in interest rates.  The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Generally, securities with longer durations are more sensitive to changes in interest rates than shorter duration securities. Because the Fund is managed toward an income objective, it may hold more longer-duration obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may extend.  In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Credit Risk.  Changes in economic conditions or other circumstances may reduce the capacity of issuers of a fixed income security to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions.  The value of a fixed income security also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments.  In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes.  Municipal obligations may be insured as to principal and interest payments.  If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.  In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Investments.  Investments rated below investment grade and comparable unrated securities (“junk bonds”) have speculative characteristics because of the credit risk associated with their issuers.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund.  When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market, thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events.  Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Transactions.  Certain Fund transactions may give rise to leverage.  Such transactions may include, among others, the use of when-issued, delayed delivery or forward commitment transactions, residual interest bonds, short sales and certain derivative transactions.  The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leveraged investments may substantially exceed the initial investment.

Risk of Residual Interest Bonds.  The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond.  The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase.  The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.  As required by applicable accounting standards, the Fund records interest expense on its liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Sector and Geographic Risk.  Because the Fund will invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territory and may invest a significant portion of its assets in certain sectors or types of obligations, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly. General obligation bonds issued by municipalities are adversely

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

affected by economic downturns and the resulting decline in tax revenues. Please refer to the Fund's Statement of Additional Information for state-specific economic information as well as information about Puerto Rico, the U.S. Virgin Islands and Guam.

Risks of Principal Only Investments.  Principal only investments are municipal obligations which entitle the holder to receive par value of such investment if held to maturity.  The values of principal only investments are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently.  The Fund will accrue income on these investments and is required to distribute that income each year.  The Fund may be required to sell securities to obtain cash needed for such income distributions.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”  Non-diversified funds face the risk of focusing investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk.  Income from tax-exempt municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service, or state tax authorities or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the federal alternative minimum tax.

Risks Associated with Active Management.  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies to achieve the Fund’s investment objective.  Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks.  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets may change as Fund assets increase and decrease, and Annual Fund Operating Expenses may differ in the future.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations could have an adverse affect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2012, the highest quarterly total return for Class A was 8.37% for the quarter ended September 30, 2009, and the lowest quarterly return was –6.37% for the quarter ended December 31, 2008.  The year-to-date total return through the end of the most recent calendar quarter (December 31, 2012 to September 30, 2013) was –2.19%. For the 30 days ended August 31, 2013, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 46.80%) for Class A shares were 3.28% and 6.17%, respectively, for Class B shares were 2.68% and 5.04%, respectively, for Class C shares were 2.68% and 5.04%, respectively, and for Class I shares were 3.64% and 6.84%, respectively.   A lower tax rate would result in lower tax-equivalent yields.  For current yield information call 1-800-262-1122.

Average Annual Total Return as of December 31, 2012	One Year	Five Years	Ten Years
Class A Return Before Taxes	2.50%	3.35%	3.50%

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Class A Return After Taxes on Distributions	2.50%	3.35%	3.49%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	2.95%	3.44%	3.58%
Class B Return Before Taxes	1.82%	3.23%	3.25%
Class C Return Before Taxes	5.81%	3.60%	3.24%
Class I Return Before Taxes	7.77%	4.46%	4.06%
Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.78%	5.90%	5.10%
Barclays 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	10.01%	6.81%	6.01%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C.  The Class C performance shown above for the period prior to March 23, 2006 (commencement of operations) is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes) and the Class I performance shown above for the period prior to August 3, 2010 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for other expenses, returns would be different.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Manager.  The Fund is managed by Adam A. Weigold, Vice President of BMR, who has managed the Fund since 2007.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 58 of this Prospectus.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Maryland Municipal Income Fund

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and Maryland state and local income taxes.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 66 of this Prospectus and page 19 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)		Class A	Class B	Class C	Class I
Management Fees		0.33%	0.33%	0.33%	0.33%
Distribution and Service (12b-1) Fees		0.20%	0.95%	0.95%	n/a
Interest Expense	0.03%
Expenses other than Interest Expense	0.22%
Other Expenses		0.25%	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses		0.78%	1.53%	1.53%	0.58%

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$ 551	$ 712	$ 888	$ 1,395	$ 551	$ 712	$ 888	$ 1,395
Class B shares	$ 656	$ 883	$ 1,034	$ 1,621	$ 156	$ 483	$ 834	$ 1,621
Class C shares	$ 256	$ 483	$ 834	$ 1,824	$ 156	$ 483	$ 834	$ 1,824
Class I shares	$ 59	$ 186	$ 324	$ 726	$ 59	$ 186	$ 324	$ 726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”).  The Fund may invest without limit in obligations the income from which is subject to the federal alternative minimum tax.  At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or higher by either Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser.  For purposes of rating restrictions, if securities are rated differently by the rating agencies, the higher rating is used.  Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities.  If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam.  The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities).  The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, to seek total return or as a substitute for the purchase or sale of securities.

In pursuing its investment objective, the Fund normally acquires municipal obligations with maturities of ten years or more.  The Fund’s portfolio often has a longer average maturity than is typical of many other funds that invest primarily in municipal obligations.  As a result, the interest rate risk described below may be more significant for the Fund.  The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.  The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders.  A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax.  The Fund may not be suitable for investors subject to the federal alternative minimum tax.

Principal Risks

Municipal Bond Risk.  The amount of public information available about municipal bonds is generally less than for corporate equities or bonds, meaning that the investment performance of municipal bond investments may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its municipal bonds at attractive prices.  The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress.  Less liquid obligations can become more difficult to value and be subject to erratic price movements.  The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

Debt Market Risk.  Economic and other events (whether real or perceived) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted.  Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand.  At other times, the demand for such instruments may exceed the supply in the market.  An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, wider trading spreads and a lack of price transparency in the market.  No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Interest Rate Risk.  In general, the value of income securities will fluctuate based on changes in interest rates.  The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Generally, securities with longer durations are more sensitive to changes in interest rates than shorter duration securities. Because the Fund is managed toward an income objective, it may hold more longer-duration obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may extend.  In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Credit Risk.  Changes in economic conditions or other circumstances may reduce the capacity of issuers of a fixed income security to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions.  The value of a fixed income security also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments.  In addition, the credit rating of securities held by the Fund may be

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

lowered if an issuer’s financial condition changes.  Municipal obligations may be insured as to principal and interest payments.  If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.  In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Investments.  Investments rated below investment grade and comparable unrated securities (“junk bonds”) have speculative characteristics because of the credit risk associated with their issuers.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund.  When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market, thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events.  Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Transactions.  Certain Fund transactions may give rise to leverage.  Such transactions may include, among others, the use of when-issued, delayed delivery or forward commitment transactions, residual interest bonds, short sales and certain derivative transactions.  The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leveraged investments may substantially exceed the initial investment.

Risk of Residual Interest Bonds.  The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond.  The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase.  The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.  As required by applicable accounting standards, the Fund records interest expense on its liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Sector and Geographic Risk.  Because the Fund will invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territory and may invest a significant portion of its assets in certain sectors or types of obligations, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly. General obligation bonds issued by municipalities are adversely affected by economic downturns and the resulting decline in tax revenues. Please refer to the Fund's Statement of Additional Information for state-specific economic information as well as information about Puerto Rico, the U.S. Virgin Islands and Guam.

Risks of Principal Only Investments.  Principal only investments are municipal obligations which entitle the holder to receive par value of such investment if held to maturity.  The values of principal only investments are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently.  The Fund will accrue income on these investments and is required to distribute that income each year.  The Fund may be required to sell securities to obtain cash needed for such income distributions.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”  Non-diversified funds face the risk of focusing investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk.  Income from tax-exempt municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service, or state tax authorities or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the federal alternative minimum tax.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Risks Associated with Active Management.  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies to achieve the Fund’s investment objective.  Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks.  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets may change as Fund assets increase and decrease, and Annual Fund Operating Expenses may differ in the future.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations could have an adverse affect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2012, the highest quarterly total return for Class A was 9.93% for the quarter ended September 30, 2009, and the lowest quarterly return was –9.86% for the quarter ended December 31, 2008.  The year-to-date total return through the end of the most recent calendar quarter (December 31, 2012 to September 30, 2013) was –3.90%.   For the 30 days ended August 31, 2013, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 46.65%) for Class A shares were 3.40% and 6.37%, respectively, for Class B shares were 2.82% and 5.29%, respectively, for Class C shares were 2.82% and 5.29%, respectively, and for Class I shares were 3.77% and 7.07%, respectively.  A lower tax rate would result in lower tax-equivalent yields.  For current yield information call 1-800-262-1122.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Average Annual Total Return as of December 31, 2012	One Year	Five Years	Ten Years
Class A Return Before Taxes	2.73%	3.86%	3.79%
Class A Return After Taxes on Distributions	2.72%	3.86%	3.78%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	3.08%	3.90%	3.84%
Class B Return Before Taxes	1.89%	3.74%	3.52%
Class C Return Before Taxes	5.89%	4.08%	3.52%
Class I Return Before Taxes	8.02%	5.11%	4.41%
Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.78%	5.90%	5.10%
Barclays 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	10.01%	6.81%	6.01%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C.  The Class C performance shown above for the period prior to May 2, 2006 (commencement of operations) is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes) and the Class I performance shown above for the period prior to March 3, 2008 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for other expenses, returns would be different.  Investors cannot invest directly in an Index

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Manager.  The Fund is managed by Craig R. Brandon, Vice President of BMR, who has managed the Fund since 2004.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 58 of this Prospectus.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Missouri Municipal Income Fund

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and Missouri state personal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 66 of this Prospectus and page 19 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)		Class A	Class B	Class C	Class I
Management Fees		0.33%	0.33%	0.33%	0.33%
Distribution and Service (12b-1) Fees		0.20%	0.95%	0.95%	n/a
Interest Expense	0.02%
Expenses other than Interest Expense	0.19%
Other Expenses		0.21%	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses		0.74%	1.49%	1.49%	0.54%

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$ 547	$ 700	$ 867	$ 1,350	$ 547	$ 700	$ 867	$ 1,350
Class B shares	$ 652	$ 871	$ 1,013	$ 1,576	$ 152	$ 471	$ 813	$ 1,576
Class C shares	$ 252	$ 471	$ 813	$ 1,779	$ 152	$ 471	$ 813	$ 1,779
Class I shares	$ 55	$ 173	$ 302	$ 677	$ 55	$ 173	$ 302	$ 677

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”).  The Fund may invest without limit in obligations the income from which is subject to the federal alternative minimum tax.  At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or higher by either Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser.  For purposes of rating restrictions, if securities are rated differently by the rating agencies, the higher rating is used.  Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities.  If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam.  The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities).  The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, to seek total return or as a substitute for the purchase or sale of securities.

In pursuing its investment objective, the Fund normally acquires municipal obligations with maturities of ten years or more.  The Fund’s portfolio often has a longer average maturity than is typical of many other funds that invest primarily in municipal obligations.  As a result, the interest rate risk described below may be more significant for the Fund.  The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.  The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders.  A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax.  The Fund may not be suitable for investors subject to the federal alternative minimum tax.

Principal Risks

Municipal Bond Risk.  The amount of public information available about municipal bonds is generally less than for corporate equities or bonds, meaning that the investment performance of municipal bond investments may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its municipal bonds at attractive prices.  The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress.  Less liquid obligations can become more difficult to value and be subject to erratic price movements.  The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

Debt Market Risk.  Economic and other events (whether real or perceived) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted.  Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand.  At other times, the demand for such instruments may exceed the supply in the market.  An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, wider trading spreads and a lack of price transparency in the market.  No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Interest Rate Risk.  In general, the value of income securities will fluctuate based on changes in interest rates.  The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Generally, securities with longer durations are more sensitive to changes in interest rates than shorter duration securities. Because the Fund is managed toward an income objective, it may hold more longer-duration obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may extend.  In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Credit Risk.  Changes in economic conditions or other circumstances may reduce the capacity of issuers of a fixed income security to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions.  The value of a fixed income security also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments.  In addition, the credit rating of securities held by the Fund may be

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

lowered if an issuer’s financial condition changes.  Municipal obligations may be insured as to principal and interest payments.  If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.  In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Investments.  Investments rated below investment grade and comparable unrated securities (“junk bonds”) have speculative characteristics because of the credit risk associated with their issuers.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund.  When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market, thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events.  Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Transactions.  Certain Fund transactions may give rise to leverage.  Such transactions may include, among others, the use of when-issued, delayed delivery or forward commitment transactions, residual interest bonds, short sales and certain derivative transactions.  The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leveraged investments may substantially exceed the initial investment.

Risk of Residual Interest Bonds.  The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond.  The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase.  The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.  As required by applicable accounting standards, the Fund records interest expense on its liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Sector and Geographic Risk.  Because the Fund will invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territory and may invest a significant portion of its assets in certain sectors or types of obligations, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly. General obligation bonds issued by municipalities are adversely affected by economic downturns and the resulting decline in tax revenues. Please refer to the Fund's Statement of Additional Information for state-specific economic information as well as information about Puerto Rico, the U.S. Virgin Islands and Guam.

Risks of Principal Only Investments.  Principal only investments are municipal obligations which entitle the holder to receive par value of such investment if held to maturity.  The values of principal only investments are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently.  The Fund will accrue income on these investments and is required to distribute that income each year.  The Fund may be required to sell securities to obtain cash needed for such income distributions.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”  Non-diversified funds face the risk of focusing investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk.  Income from tax-exempt municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service, or state tax authorities or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the federal alternative minimum tax.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Risks Associated with Active Management.  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies to achieve the Fund’s investment objective.  Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks.  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets may change as Fund assets increase and decrease, and Annual Fund Operating Expenses may differ in the future.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations could have an adverse affect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2012, the highest quarterly total return for Class A was 9.50% for the quarter ended September 30, 2009, and the lowest quarterly return was –6.76% for the quarter ended December 31, 2008.  The year-to-date total return through the end of the most recent calendar quarter (December 31, 2012 to September 30, 2013) was –4.89%.  For the 30 days ended August 31, 2013, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 46.80%) for Class A shares were 3.22% and 6.05%, respectively, for Class B shares were 2.62% and 4.92%, respectively, for Class C shares were 2.62% and 4.92%, respectively, and for Class I shares were 3.58% and 6.73%, respectively.  A lower tax rate would result in lower tax-equivalent yields.  For current yield information call 1-800-262-1122.

Average Annual Total Return as of December 31, 2012	One Year	Five Years	Ten Years
Class A Return Before Taxes	2.83%	3.26%	3.67%
Class A Return After Taxes on Distributions	2.83%	3.27%	3.67%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	3.11%	3.35%	3.74%
Class B Return Before Taxes	2.15%	3.13%	3.41%
Class C Return Before Taxes	6.15%	3.48%	3.38%
Class I Return Before Taxes	8.28%	4.41%	4.24%
Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.78%	5.90%	5.10%
Barclays 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	10.01%	6.81%	6.01%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C.  The Class C performance shown above for the period prior to February 16, 2006 (commencement of operations) is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes) and the Class I performance shown above for the period prior to August 3, 2010 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for other expenses, returns would be different.  Investors cannot invest directly in an Index.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Manager.  The Fund is managed by Cynthia J. Clemson, Vice President of BMR, who has managed the Fund since 1992.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 58 of this Prospectus.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

North Carolina Municipal Income Fund

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and North Carolina state personal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 66 of this Prospectus and page 19 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)		Class A	Class B	Class C	Class I
Management Fees		0.38%	0.38%	0.38%	0.38%
Distribution and Service (12b-1) Fees		0.20%	0.95%	0.95%	n/a
Interest Expense	0.06%
Expenses other than Interest Expense	0.16%
Other Expenses		0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses		0.80%	1.55%	1.55%	0.60%

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$ 553	$ 718	$ 898	$ 1,418	$ 553	$ 718	$ 898	$ 1,418
Class B shares	$ 658	$ 890	$ 1,045	$ 1,643	$ 158	$ 490	$ 845	$ 1,643
Class C shares	$ 258	$ 490	$ 845	$ 1,845	$ 158	$ 490	$ 845	$ 1,845
Class I shares	$ 61	$ 192	$ 335	$ 750	$ 61	$ 192	$ 335	$ 750

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”).  The Fund may invest without limit in obligations the income from which is subject to the federal alternative minimum tax.  At least 75% of

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or higher by either Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser.  For purposes of rating restrictions, if securities are rated differently by the rating agencies, the higher rating is used.  Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities.  If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam.  The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities).  The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, to seek total return or as a substitute for the purchase or sale of securities.

In pursuing its investment objective, the Fund normally acquires municipal obligations with maturities of ten years or more.  The Fund’s portfolio often has a longer average maturity than is typical of many other funds that invest primarily in municipal obligations.  As a result, the interest rate risk described below may be more significant for the Fund.  The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.  The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders.  A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax.  The Fund may not be suitable for investors subject to the federal alternative minimum tax.

Principal Risks

Municipal Bond Risk.  The amount of public information available about municipal bonds is generally less than for corporate equities or bonds, meaning that the investment performance of municipal bond investments may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its municipal bonds at attractive prices.  The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress.  Less liquid obligations can become more difficult to value and be subject to erratic price movements.  The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

Debt Market Risk.  Economic and other events (whether real or perceived) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted.  Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand.  At other times, the demand for such instruments may exceed the supply in the market.  An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, wider trading spreads and a lack of price transparency in the market.  No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Interest Rate Risk.  In general, the value of income securities will fluctuate based on changes in interest rates.  The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Generally, securities with longer durations are more sensitive to changes in interest rates than shorter duration securities. Because the Fund is managed toward an income objective, it may hold more longer-duration obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may extend.  In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Credit Risk.  Changes in economic conditions or other circumstances may reduce the capacity of issuers of a fixed income security to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions.  The value of a fixed income security also may decline because of real or perceived concerns about the

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

issuer’s ability to make principal and interest payments.  In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes.  Municipal obligations may be insured as to principal and interest payments.  If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.  In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Investments.  Investments rated below investment grade and comparable unrated securities (“junk bonds”) have speculative characteristics because of the credit risk associated with their issuers.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund.  When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market, thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events.  Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Transactions.  Certain Fund transactions may give rise to leverage.  Such transactions may include, among others, the use of when-issued, delayed delivery or forward commitment transactions, residual interest bonds, short sales and certain derivative transactions.  The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leveraged investments may substantially exceed the initial investment.

Risk of Residual Interest Bonds.  The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond.  The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase.  The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.  As required by applicable accounting standards, the Fund records interest expense on its liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Sector and Geographic Risk.  Because the Fund will invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territory and may invest a significant portion of its assets in certain sectors or types of obligations, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly. General obligation bonds issued by municipalities are adversely affected by economic downturns and the resulting decline in tax revenues. Please refer to the Fund's Statement of Additional Information for state-specific economic information as well as information about Puerto Rico, the U.S. Virgin Islands and Guam.

Risks of Principal Only Investments.  Principal only investments are municipal obligations which entitle the holder to receive par value of such investment if held to maturity.  The values of principal only investments are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently.  The Fund will accrue income on these investments and is required to distribute that income each year.  The Fund may be required to sell securities to obtain cash needed for such income distributions.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”  Non-diversified funds face the risk of focusing investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Tax Risk.  Income from tax-exempt municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service, or state tax authorities or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the federal alternative minimum tax.

Risks Associated with Active Management.  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies to achieve the Fund’s investment objective.  Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks.  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets may change as Fund assets increase and decrease, and Annual Fund Operating Expenses may differ in the future.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations could have an adverse affect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2012, the highest quarterly total return for Class A was 11.29% for the quarter ended September 30, 2009, and the lowest quarterly return was –7.61% for the quarter ended December 31, 2008.  The year-to-date total return through the end of the most recent calendar quarter (December 31, 2012 to September 30, 2013) was –6.24%.   For the 30 days ended August 31, 2013, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 47.79%) for Class A shares were 4.21% and 8.06%, respectively, for Class B shares were 3.66% and 7.01%, respectively, for Class C shares were 3.66% and 7.01%, respectively, and for Class I shares were 4.63% and 8.87%, respectively.  A lower tax rate would result in lower tax-equivalent yields.  For current yield information call 1-800-262-1122.

Average Annual Total Return as of December 31, 2012	One Year	Five Years	Ten Years
Class A Return Before Taxes	4.19%	4.38%	4.00%
Class A Return After Taxes on Distributions	4.19%	4.38%	3.99%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	4.19%	4.38%	4.03%
Class B Return Before Taxes	3.52%	4.28%	3.76%
Class C Return Before Taxes	7.52%	4.63%	3.76%
Class I Return Before Taxes	9.58%	5.67%	4.63%
Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.78%	5.90%	5.10%
Barclays 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	10.01%	6.81%	6.01%

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C.  The Class C performance shown above for the period prior to May 2, 2006 (commencement of operations) is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes) and the Class I performance shown above for the period prior to March 3, 2008 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for other expenses, returns would be different.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Manager.  The Fund is managed by Adam A. Weigold, Vice President of BMR, who has managed the Fund since 2014.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 58 of this Prospectus.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Oregon Municipal Income Fund

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and Oregon state personal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 66 of this Prospectus and page 19 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)		Class A	Class B	Class C	Class I
Management Fees		0.39%	0.39%	0.39%	0.39%
Distribution and Service (12b-1) Fees		0.20%	0.95%	0.95%	n/a
Interest Expense	0.08%
Expenses other than Interest Expense	0.14%
Other Expenses		0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses		0.81%	1.56%	1.56%	0.61%

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$ 554	$ 721	$ 903	$ 1,429	$ 554	$ 721	$ 903	$ 1,429
Class B shares	$ 659	$ 893	$ 1,050	$ 1,655	$ 159	$ 493	$ 850	$ 1,655
Class C shares	$ 259	$ 493	$ 850	$ 1,856	$ 159	$ 493	$ 850	$ 1,856
Class I shares	$ 62	$ 195	$ 340	$ 762	$ 62	$ 195	$ 340	$ 762

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”).  The Fund may invest without limit in obligations the income from which is subject to the federal alternative minimum tax.  At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or higher by either Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser.  For purposes of rating restrictions, if securities are rated differently by the rating agencies, the higher rating is used.  Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities.  If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam.  The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities).  The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, to seek total return or as a substitute for the purchase or sale of securities.

In pursuing its investment objective, the Fund normally acquires municipal obligations with maturities of ten years or more.  The Fund’s portfolio often has a longer average maturity than is typical of many other funds that invest primarily in municipal obligations.  As a result, the interest rate risk described below may be more significant for the Fund.  The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.  The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders.  A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax.  The Fund may not be suitable for investors subject to the federal alternative minimum tax.

Principal Risks

Municipal Bond Risk.  The amount of public information available about municipal bonds is generally less than for corporate equities or bonds, meaning that the investment performance of municipal bond investments may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its municipal bonds at attractive prices.  The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress.  Less liquid obligations can become more difficult to value and be subject to erratic price movements.  The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

Debt Market Risk.  Economic and other events (whether real or perceived) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted.  Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand.  At other times, the demand for such instruments may exceed the supply in the market.  An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, wider trading spreads and a lack of price transparency in the market.  No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Interest Rate Risk.  In general, the value of income securities will fluctuate based on changes in interest rates.  The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Generally, securities with longer durations are more sensitive to changes in interest rates than shorter duration securities. Because the Fund is managed toward an income objective, it may hold more longer-duration obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may extend.  In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Credit Risk.  Changes in economic conditions or other circumstances may reduce the capacity of issuers of a fixed income security to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions.  The value of a fixed income security also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments.  In addition, the credit rating of securities held by the Fund may be

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

lowered if an issuer’s financial condition changes.  Municipal obligations may be insured as to principal and interest payments.  If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.  In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Investments.  Investments rated below investment grade and comparable unrated securities (“junk bonds”) have speculative characteristics because of the credit risk associated with their issuers.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund.  When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market, thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events.  Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Transactions.  Certain Fund transactions may give rise to leverage.  Such transactions may include, among others, the use of when-issued, delayed delivery or forward commitment transactions, residual interest bonds, short sales and certain derivative transactions.  The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leveraged investments may substantially exceed the initial investment.

Risk of Residual Interest Bonds.  The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond.  The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase.  The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.  As required by applicable accounting standards, the Fund records interest expense on its liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Sector and Geographic Risk.  Because the Fund will invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territory and may invest a significant portion of its assets in certain sectors or types of obligations, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly. General obligation bonds issued by municipalities are adversely affected by economic downturns and the resulting decline in tax revenues. Please refer to the Fund's Statement of Additional Information for state-specific economic information as well as information about Puerto Rico, the U.S. Virgin Islands and Guam.

Risks of Principal Only Investments.  Principal only investments are municipal obligations which entitle the holder to receive par value of such investment if held to maturity.  The values of principal only investments are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently.  The Fund will accrue income on these investments and is required to distribute that income each year.  The Fund may be required to sell securities to obtain cash needed for such income distributions.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”  Non-diversified funds face the risk of focusing investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk.  Income from tax-exempt municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service, or state tax authorities or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the federal alternative minimum tax.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Risks Associated with Active Management.  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies to achieve the Fund’s investment objective.  Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks.  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets may change as Fund assets increase and decrease, and Annual Fund Operating Expenses may differ in the future.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations could have an adverse affect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2012, the highest quarterly total return for Class A was 12.43% for the quarter ended September 30, 2009, and the lowest quarterly return was –9.74% for the quarter ended December 31, 2008.  The year-to-date total return through the end of the most recent calendar quarter (December 31, 2012 to September 30, 2013) was –9.88%.  For the 30 days ended August 31, 2013, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 49.00%) for Class A shares were 4.62% and 9.06%, respectively, for Class B shares were 4.08% and 8.00%, respectively, for Class C shares were 4.09% and 8.02%, respectively, and for Class I shares were 5.05% and 9.90%, respectively.  A lower tax rate would result in lower tax-equivalent yields.  For current yield information call 1-800-262-1122.

Average Annual Total Return as of December 31, 2012	One Year	Five Years	Ten Years
Class A Return Before Taxes	6.65%	4.63%	4.35%
Class A Return After Taxes on Distributions	6.618%	4.60%	4.34%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	5.78%	4.56%	4.35%
Class B Return Before Taxes	6.27%	4.51%	4.10%
Class C Return Before Taxes	10.27%	4.86%	4.10%
Class I Return Before Taxes	12.26%	5.72%	4.90%
Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.78%	5.90%	5.10%
Barclays 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	10.01%	6.81%	6.01%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C.  The Class C performance shown above for the period prior to March 2, 2006 (commencement of operations) is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes) and the Class I performance shown above for the period prior to August 3, 2010 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for other expenses, returns would be different.  Investors cannot invest directly in an Index.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Manager.  The Fund is managed by Adam A. Weigold, Vice President of BMR, who has managed the Fund since 2014.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 58 of this Prospectus.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

South Carolina Municipal Income Fund

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and South Carolina state personal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 66 of this Prospectus and page 19 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)		Class A	Class B	Class C	Class I
Management Fees		0.39%	0.39%	0.39%	0.39%
Distribution and Service (12b-1) Fees		0.20%	0.95%	0.95%	n/a
Interest Expense	0.07%
Expenses other than Interest Expense	0.13%
Other Expenses		0.20%	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses		0.79%	1.54%	1.54%	0.59%

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$ 552	$ 715	$ 893	$ 1,406	$ 552	$ 715	$ 893	$ 1,406
Class B shares	$ 657	$ 886	$ 1,039	$ 1,632	$ 157	$ 486	$ 839	$ 1,632
Class C shares	$ 257	$ 486	$ 839	$ 1,834	$ 157	$ 486	$ 839	$ 1,834
Class I shares	$ 60	$ 189	$ 329	$ 738	$ 60	$ 189	$ 329	$ 738

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”).  The Fund may invest without limit in obligations the income from which is subject to the federal alternative minimum tax.  At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or higher by either Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser.  For purposes of rating restrictions, if securities are rated differently by the rating agencies, the higher rating is used.  Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities.  If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam.  The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities).  The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, to seek total return or as a substitute for the purchase or sale of securities.

In pursuing its investment objective, the Fund normally acquires municipal obligations with maturities of ten years or more.  The Fund’s portfolio often has a longer average maturity than is typical of many other funds that invest primarily in municipal obligations.  As a result, the interest rate risk described below may be more significant for the Fund.  The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.  The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders.  A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax.  The Fund may not be suitable for investors subject to the federal alternative minimum tax.

Principal Risks

Municipal Bond Risk.  The amount of public information available about municipal bonds is generally less than for corporate equities or bonds, meaning that the investment performance of municipal bond investments may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its municipal bonds at attractive prices.  The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress.  Less liquid obligations can become more difficult to value and be subject to erratic price movements.  The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

Debt Market Risk.  Economic and other events (whether real or perceived) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted.  Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand.  At other times, the demand for such instruments may exceed the supply in the market.  An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, wider trading spreads and a lack of price transparency in the market.  No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Interest Rate Risk.  In general, the value of income securities will fluctuate based on changes in interest rates.  The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Generally, securities with longer durations are more sensitive to changes in interest rates than shorter duration securities. Because the Fund is managed toward an income objective, it may hold more longer-duration obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may extend.  In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Credit Risk.  Changes in economic conditions or other circumstances may reduce the capacity of issuers of a fixed income security to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions.  The value of a fixed income security also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments.  In addition, the credit rating of securities held by the Fund may be

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

lowered if an issuer’s financial condition changes.  Municipal obligations may be insured as to principal and interest payments.  If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.  In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Investments.  Investments rated below investment grade and comparable unrated securities (“junk bonds”) have speculative characteristics because of the credit risk associated with their issuers.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund.  When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market, thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events.  Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Transactions.  Certain Fund transactions may give rise to leverage.  Such transactions may include, among others, the use of when-issued, delayed delivery or forward commitment transactions, residual interest bonds, short sales and certain derivative transactions.  The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leveraged investments may substantially exceed the initial investment.

Risk of Residual Interest Bonds.  The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond.  The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase.  The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.  As required by applicable accounting standards, the Fund records interest expense on its liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Sector and Geographic Risk.  Because the Fund will invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territory and may invest a significant portion of its assets in certain sectors or types of obligations, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly. General obligation bonds issued by municipalities are adversely affected by economic downturns and the resulting decline in tax revenues. Please refer to the Fund's Statement of Additional Information for state-specific economic information as well as information about Puerto Rico, the U.S. Virgin Islands and Guam.

Risks of Principal Only Investments.  Principal only investments are municipal obligations which entitle the holder to receive par value of such investment if held to maturity.  The values of principal only investments are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently.  The Fund will accrue income on these investments and is required to distribute that income each year.  The Fund may be required to sell securities to obtain cash needed for such income distributions.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”  Non-diversified funds face the risk of focusing investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk.  Income from tax-exempt municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service, or state tax authorities or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the federal alternative minimum tax.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Risks Associated with Active Management.  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies to achieve the Fund’s investment objective.  Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks.  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets may change as Fund assets increase and decrease, and Annual Fund Operating Expenses may differ in the future.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations could have an adverse affect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2012, the highest quarterly total return for Class A was 12.10% for the quarter ended September 30, 2009, and the lowest quarterly return was –9.83% for the quarter ended December 31, 2008.  The year-to-date total return through the end of the most recent calendar quarter (December 31, 2012 to September 30, 2013) was –6.90%.   For the 30 days ended August 31, 2013, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 47.36%) for Class A shares were 4.37% and 8.30%, respectively, for Class B shares were 3.82% and 7.26%, respectively, for Class C shares were 3.82% and 7.26%, respectively, and for Class I shares were 4.79% and 9.10%, respectively.  A lower tax rate would result in lower tax-equivalent yields.  For current yield information call 1-800-262-1122.

Average Annual Total Return as of December 31, 2012	One Year	Five Years	Ten Years
Class A Return Before Taxes	5.11%	3.84%	4.28%
Class A Return After Taxes on Distributions	5.11%	3.84%	4.27%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	4.74%	3.89%	4.29%
Class B Return Before Taxes	4.63%	3.74%	4.03%
Class C Return Before Taxes	8.52%	4.08%	4.01%
Class I Return Before Taxes	10.60%	5.07%	4.89%
Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.78%	5.90%	5.10%
Barclays 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	10.01%	6.81%	6.01%

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C.  The Class C performance shown above for the period prior to January 12, 2006 (commencement of operations) is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes) and the Class I performance shown above for the period prior to March 3, 2008 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for other expenses, returns would be different.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Manager.  The Fund is managed by Adam A. Weigold, Vice President of BMR, who has managed the Fund since 2014.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 58 of this Prospectus.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Tennessee Municipal Income Fund

The Board of Trustees of the Fund recently approved a proposal to reorganize the Fund into Eaton Vance National Municipal Income Fund, a series of Eaton Vance Municipals Trust with substantially the same investment objective as the Fund.  Proxy materials describing the proposed reorganization are expected to be mailed in March 2014 to the Fund’s record date shareholders.  If shareholders of the Fund approve the Fund’s reorganization, that reorganization is expected to be completed in the second quarter of 2014.  For additional information regarding the investment strategies and principal risks of Eaton Vance National Municipal Income Fund, please see that fund’s summary prospectus, which can be located at http://funddocuments.eatonvance.com.

After the close of business on January 17, 2014, the Fund will be closed to new investors.

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and Tennessee state personal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 66 of this Prospectus and page 19 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees	0.26%	0.26%	0.26%	0.26%
Distribution and Service (12b-1) Fees	0.20%	0.95%	0.95%	n/a
Other Expenses	0.26%	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses	0.72%	1.47%	1.47%	0.52%

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$ 545	$ 694	$ 857	$ 1,327	$ 545	$ 694	$ 857	$ 1,327
Class B shares	$ 650	$ 865	$ 1,003	$ 1,554	$ 150	$ 465	$ 803	$ 1,554
Class C shares	$ 250	$ 465	$ 803	$ 1,757	$ 150	$ 465	$ 803	$ 1,757
Class I shares	$ 53	$ 167	$ 291	$ 653	$ 53	$ 167	$ 291	$ 653

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”).  The Fund may invest without limit in obligations the income from which is subject to the federal alternative minimum tax.  At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or higher by either Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser.  For purposes of rating restrictions, if securities are rated differently by the rating agencies, the higher rating is used.  Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities.  If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam.  The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities).  The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, to seek total return or as a substitute for the purchase or sale of securities.

In pursuing its investment objective, the Fund normally acquires municipal obligations with maturities of ten years or more.  The Fund’s portfolio often has a longer average maturity than is typical of many other funds that invest primarily in municipal obligations.  As a result, the interest rate risk described below may be more significant for the Fund.  The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.  The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders.  A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax.  The Fund may not be suitable for investors subject to the federal alternative minimum tax.

Principal Risks

Municipal Bond Risk.  The amount of public information available about municipal bonds is generally less than for corporate equities or bonds, meaning that the investment performance of municipal bond investments may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its municipal bonds at attractive prices.  The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress.  Less liquid obligations can become more difficult to value and be subject to erratic price movements.  The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

Debt Market Risk.  Economic and other events (whether real or perceived) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted.  Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand.  At other times, the demand for such instruments may exceed the supply in the market.  An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, wider trading spreads and a lack of price transparency in the market.  No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Interest Rate Risk.  In general, the value of income securities will fluctuate based on changes in interest rates.  The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Generally, securities with longer durations are more sensitive to changes in interest rates than shorter duration securities. Because the Fund is managed toward

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

an income objective, it may hold more longer-duration obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may extend.  In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Credit Risk.  Changes in economic conditions or other circumstances may reduce the capacity of issuers of a fixed income security to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions.  The value of a fixed income security also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments.  In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes.  Municipal obligations may be insured as to principal and interest payments.  If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.  In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Investments.  Investments rated below investment grade and comparable unrated securities (“junk bonds”) have speculative characteristics because of the credit risk associated with their issuers.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund.  When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market, thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events.  Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Transactions.  Certain Fund transactions may give rise to leverage.  Such transactions may include, among others, the use of when-issued, delayed delivery or forward commitment transactions, residual interest bonds, short sales and certain derivative transactions.  The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leveraged investments may substantially exceed the initial investment.

Risk of Residual Interest Bonds.  The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond.  The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase.  The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.  As required by applicable accounting standards, the Fund records interest expense on its liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Sector and Geographic Risk.  Because the Fund will invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territory and may invest a significant portion of its assets in certain sectors or types of obligations, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly. General obligation bonds issued by municipalities are adversely affected by economic downturns and the resulting decline in tax revenues. Please refer to the Fund's Statement of Additional Information for state-specific economic information as well as information about Puerto Rico, the U.S. Virgin Islands and Guam.

Risks of Principal Only Investments.  Principal only investments are municipal obligations which entitle the holder to receive par value of such investment if held to maturity.  The values of principal only investments are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently.  The Fund will accrue income on these

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

investments and is required to distribute that income each year.  The Fund may be required to sell securities to obtain cash needed for such income distributions.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”  Non-diversified funds face the risk of focusing investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk.  Income from tax-exempt municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service, or state tax authorities or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the federal alternative minimum tax.

Risks Associated with Active Management.  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies to achieve the Fund’s investment objective.  Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks.  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets may change as Fund assets increase and decrease, and Annual Fund Operating Expenses may differ in the future.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations could have an adverse affect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2012, the highest quarterly total return for Class A was 8.48% for the quarter ended March 31, 2009, and the lowest quarterly return was –10.78% for the quarter ended December 31, 2008.  The year-to-date total return through the end of the most recent calendar quarter (December 31, 2012 to September 30, 2013) was –3.63%.  For the 30 days ended August 31, 2013, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 46.80%) for Class A shares were 2.98% and 5.60%, respectively, for Class B shares were 2.37% and 4.45%, respectively, for Class C shares were 2.38% and 4.47%, respectively, and for Class I shares were 3.33% and 6.26%, respectively.  A lower tax rate would result in lower tax-equivalent yields.  For current yield information call 1-800-262-1122.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Average Annual Total Return as of December 31, 2012	One Year	Five Years	Ten Years
Class A Return Before Taxes	2.11%	2.01%	2.89%
Class A Return After Taxes on Distributions	2.11%	2.00%	2.88%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	2.69%	2.28%	3.06%
Class B Return Before Taxes	1.32%	1.90%	2.65%
Class C Return Before Taxes	5.32%	2.25%	2.64%
Class I Return Before Taxes	7.27%	3.08%	3.43%
Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.78%	5.90%	5.10%
Barclays 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	10.01%	6.81%	6.01%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C.  The Class C performance shown above for the period prior to May 2, 2006 (commencement of operations) is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes) and the Class I performance shown above for the period prior to August 3, 2010 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for other expenses, returns would be different.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Manager.  The Fund is managed by Adam A. Weigold, Vice President of BMR, who has managed the Fund since 2007.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 58 of this Prospectus.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Virginia Municipal Income Fund

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and Virginia state personal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 66 of this Prospectus and page 19 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)		Class A	Class B	Class C	Class I
Management Fees		0.36%	0.36%	0.36%	0.36%
Distribution and Service (12b-1) Fees		0.20%	0.95%	0.95%	n/a
Interest Expense	0.04%
Expenses other than Interest Expense	0.17%
Other Expenses		0.21%	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses		0.77%	1.52%	1.52%	0.57%

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$ 550	$ 709	$ 883	$ 1,384	$ 550	$ 709	$ 883	$ 1,384
Class B shares	$ 655	$ 880	$ 1,029	$ 1,610	$ 155	$ 480	$ 829	$ 1,610
Class C shares	$ 255	$ 480	$ 829	$ 1,813	$ 155	$ 480	$ 829	$ 1,813
Class I shares	$ 58	$ 183	$ 318	$ 714	$ 58	$ 183	$ 318	$ 714

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”).  The Fund may invest without limit in obligations the income from which is subject to the federal alternative minimum tax.  At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or higher by either Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser.  For purposes of rating restrictions, if securities are rated differently by the rating agencies, the higher rating is used.  Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities.  If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam.  The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities).  The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, to seek total return or as a substitute for the purchase or sale of securities.

In pursuing its investment objective, the Fund normally acquires municipal obligations with maturities of ten years or more.  The Fund’s portfolio often has a longer average maturity than is typical of many other funds that invest primarily in municipal obligations.  As a result, the interest rate risk described below may be more significant for the Fund.  The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.  The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders.  A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax.  The Fund may not be suitable for investors subject to the federal alternative minimum tax.

Principal Risks

Municipal Bond Risk.  The amount of public information available about municipal bonds is generally less than for corporate equities or bonds, meaning that the investment performance of municipal bond investments may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its municipal bonds at attractive prices.  The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress.  Less liquid obligations can become more difficult to value and be subject to erratic price movements.  The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

Debt Market Risk.  Economic and other events (whether real or perceived) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted.  Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand.  At other times, the demand for such instruments may exceed the supply in the market.  An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, wider trading spreads and a lack of price transparency in the market.  No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Interest Rate Risk.  In general, the value of income securities will fluctuate based on changes in interest rates.  The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Generally, securities with longer durations are more sensitive to changes in interest rates than shorter duration securities. Because the Fund is managed toward an income objective, it may hold more longer-duration obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may extend.  In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Credit Risk.  Changes in economic conditions or other circumstances may reduce the capacity of issuers of a fixed income security to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions.  The value of a fixed income security also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments.  In addition, the credit rating of securities held by the Fund may be

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

lowered if an issuer’s financial condition changes.  Municipal obligations may be insured as to principal and interest payments.  If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.  In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Investments.  Investments rated below investment grade and comparable unrated securities (“junk bonds”) have speculative characteristics because of the credit risk associated with their issuers.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund.  When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market, thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events.  Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Transactions.  Certain Fund transactions may give rise to leverage.  Such transactions may include, among others, the use of when-issued, delayed delivery or forward commitment transactions, residual interest bonds, short sales and certain derivative transactions.  The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leveraged investments may substantially exceed the initial investment.

Risk of Residual Interest Bonds.  The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond.  The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase.  The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.  As required by applicable accounting standards, the Fund records interest expense on its liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Sector and Geographic Risk.  Because the Fund will invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territory and may invest a significant portion of its assets in certain sectors or types of obligations, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly. General obligation bonds issued by municipalities are adversely affected by economic downturns and the resulting decline in tax revenues. Please refer to the Fund's Statement of Additional Information for state-specific economic information as well as information about Puerto Rico, the U.S. Virgin Islands and Guam.

Risks of Principal Only Investments.  Principal only investments are municipal obligations which entitle the holder to receive par value of such investment if held to maturity.  The values of principal only investments are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently.  The Fund will accrue income on these investments and is required to distribute that income each year.  The Fund may be required to sell securities to obtain cash needed for such income distributions.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”  Non-diversified funds face the risk of focusing investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk.  Income from tax-exempt municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service, or state tax authorities or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the federal alternative minimum tax.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Risks Associated with Active Management.  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies to achieve the Fund’s investment objective.  Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks.  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets may change as Fund assets increase and decrease, and Annual Fund Operating Expenses may differ in the future.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations could have an adverse affect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2012, the highest quarterly total return for Class B was 12.52% for the quarter ended March 31, 2009, and the lowest quarterly return was –14.67% for the quarter ended December 31, 2008.  The year-to-date total return through the end of the most recent calendar quarter (December 31, 2012 to September 30, 2013) was –3.32%.   For the 30 days ended August 31, 2013, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 46.65%) for Class A shares were 3.59% and 6.73%, respectively, for Class B shares were 3.01% and 5.64%, respectively, for Class C shares were 3.01 and 5.64%, respectively, and for Class I shares were 3.98% and 7.46%, respectively.  A lower tax rate would result in lower tax-equivalent yields.  For current yield information call 1-800-262-1122.

Average Annual Total Return as of December 31, 2012	One Year	Five Years	Ten Years
Class A Return Before Taxes	2.64%	1.86%	2.79%
Class A Return After Taxes on Distributions	2.64%	1.85%	2.79%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	3.13%	2.19%	3.00%
Class B Return Before Taxes	1.98%	1.75%	2.55%
Class C Return Before Taxes	5.98%	2.09%	2.54%
Class I Return Before Taxes	8.00%	3.09%	3.42%
Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.78%	5.90%	5.10%
Barclays 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	10.01%	6.81%	6.01%

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C.  The Class C performance shown above for the period prior to February 8, 2006 (commencement of operations) is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes) and the Class I performance shown above for the period prior to March 3, 2008 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for other expenses, returns would be different.  Investors cannot invest directly in an Index

 After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Manager.  The Fund is managed by Adam A. Weigold, Vice President of BMR, who has managed the Fund since 2007.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 58 of this Prospectus.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122.  The minimum initial purchase or exchange into a Fund is $1,000 for each Class (with the exception of Class I) and $250,000 for Class I (waived in certain circumstances).  There is no minimum for subsequent investments.

Tax Information

Each Fund’s distributions are expected to be exempt from regular federal income tax and the state taxes specified in the Fund’s objective. However, the Fund may also distribute taxable income to the extent that it invests in taxable municipal obligations.  Distributions of any net realized gains are expected to be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), a Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Investment Objectives & Principal Policies and Risks

Each Fund is permitted to engage in the following investment practices to the extent set forth in “Fund Summaries” above. References to the “Fund” below are to each Fund, as applicable.

A statement of the investment objective and principal investment policies and risks of the Fund is set forth above in Fund Summaries.  Set forth below is additional information about such policies and risks of the Fund described in Fund Summaries above. Information also is included about other types of investments and practices that the Fund may engage in from time to time.

Municipal Obligations.  Municipal obligations include bonds, notes, floating-rate notes and commercial paper issued by a municipality, a group of municipalities or participants in qualified issues of municipal debt for a wide variety of both public and private purposes. General obligation bonds issued by municipalities can be adversely affected by economic downturns and the resulting decline in tax revenues, pension funding risk, other post-employment benefit risk, budget imbalances, taxing ability risk, lack of political willpower and federal funding risk, among others.  Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed and can be adversely affected by the negative economic viability of the facility or revenue source.  Municipal obligations also include municipal leases and participations in municipal leases. An issuer’s obligation under such leases is often subject to the appropriation by a legislative body, on an annual or other basis, of funds for the payment of the obligations.

Certain municipal obligations may be purchased on a “when-issued” basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. The values of zero coupon bonds and principal only strips are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently.  The Fund accrues income on these investments and is required to distribute that income each year.  The Fund may be required to sell securities to obtain cash needed for income distributions.

The interest on municipal obligations is (in the opinion of the issuer’s counsel) exempt from regular federal income tax and the state taxes each Fund seeks to avoid. Interest income from certain types of municipal obligations generally will be subject to the federal alternative minimum tax (the “AMT”) for individuals. Distributions to corporate investors also may be subject to the AMT. The Fund may not be suitable for investors subject to the AMT.

Credit Quality.  Rating agencies are private services that provide ratings of the credit quality of certain fixed income securities.  In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.  Credit ratings issued by rating agencies are based on a number of factors including, but not limited to, the issuer’s financial condition and the rating agency’s credit analysis, if applicable, at the time of rating.  The ratings assigned are not absolute standards of credit quality and do not evaluate market risks or necessarily reflect the issuer’s current financial condition. An issuer’s current financial condition may be better or worse than the current rating indicates. A credit rating may have a modifier (such as plus, minus or a numerical modifier) to denote its relative status within the rating. The presence of a modifier does not change the security credit rating (for example, BBB- and Baa3 are within the investment grade rating) for purposes of the Fund’s investment limitations.  If a security is rated differently by rating agencies, the higher rating will be used for any Fund rating restrictions.

Duration.  Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates.  Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.  A mutual fund with a longer dollar-weighted average duration can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration.  Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures.  Various techniques may be used to shorten or lengthen Fund duration.  As the value of a security changes over time, so will its duration.

Derivatives.  The Fund may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest or any related security, instrument, index or economic indicator (“reference instruments”).  Derivatives are financial instruments the value of which is derived from the underlying reference instrument. Derivatives transactions can involve substantial risk.  Derivatives typically allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.  The Fund incurs costs in connection with opening and closing derivatives positions.  The Fund may engage in the derivative transactions set forth below, as well as in other derivative transactions with substantially similar characteristics and risks.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Certain derivative transactions may give rise to a form of leverage.  The Fund is required to segregate or “earmark” liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leverage transactions may substantially exceed the initial investment.

Residual Interest Bonds.  Residual interest bonds are issued by a trust (the “trust”) that holds municipal securities and the value of the residual interest bonds is derived from the value of such securities. The trust also issues floating rate notes to third parties that may be senior to the residual interest bonds. Residual interest bonds make interest payments to holders that bear an inverse relationship to the interest rate paid on the floating rate notes. As required by applicable accounting standards, the Fund records interest expense on its liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense. While residual interest bonds create leverage risk, they do not constitute borrowings for purposes of the Fund’s restrictions on borrowings.

Futures Contracts.  The Fund may engage in transactions in futures contracts and options on futures contracts. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price.  The Fund also is authorized to purchase or sell call and put options on futures contracts.  The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

Interest Rate Swaps.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments.  Interest rate swaps involve counterparty risk and the risk of imperfect correlation.

Credit Default Swaps.  Credit default swap agreements (“CDS”) enable the Fund to buy or sell credit protection on an individual issuer or basket of issuers (i.e., the reference instrument).  The Fund may enter into CDS to gain or short exposure to a reference instrument. Long CDS positions are utilized to gain exposure to a reference instrument (similar to buying the instrument) and are akin to selling insurance on the instrument. Short CDS positions are utilized to short exposure to a reference instrument (similar to shorting the instrument) and are akin to buying insurance on the instrument. In response to market events, federal and certain state regulators have proposed regulation of the CDS market. These regulations may limit the Fund’s ability to use CDS and/or the benefits of CDS. CDS involve risks, including the risk that the counterparty may be unable to fulfill the transaction or that the Fund may be required to purchase securities or other instruments to meet delivery obligations.  The Fund may have difficulty, be unable or may incur additional costs to acquire such securities or instruments.

Total Return Swaps.  In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.  These transactions involve risks, including counterparty risk.

Credit Linked Notes, Credit Options and Similar Investments.  Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve risks, including counterparty risk.

Forward Rate Agreements.  Under forward rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates.  These transactions involve risks, including counterparty risk.

Maturity.  Many obligations permit the issuer at its option to “call,” or redeem, its securities. As such, the effective maturity of an obligation may be reduced as the result of call provisions. The effective maturity of an obligation is its likely redemption date after consideration of any call or redemption features.

U.S. Treasury and Government Agency Securities. U.S. Treasury securities (“Treasury Securities”) include U.S. Treasury obligations that differ in their interest rates, maturities and times of issuance.  Agency Securities include obligations issued or guaranteed by U.S. Government agencies or instrumentalities and government-sponsored enterprises.  Agency Securities may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency or instrumentality.  While U.S. Government agencies may be chartered or sponsored by Acts of Congress, their securities are not issued and may not be guaranteed by the U.S. Treasury.  To the extent that the Fund invests in securities of government-sponsored enterprises, the

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Fund will be subject to the risks unique to such entities.  Government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Banks (“FHLBs”), the Private Export Funding Corporation (“PEFCO”), the Federal Deposit Insurance Corporation (“FDIC”), the Federal Farm Credit Banks (“FFCB”) and the Tennessee Valley Authority (“TVA”), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. Government.  The U.S. Government has provided financial support to Fannie Mae and Freddie Mac in the past, but there can be no assurance that it will support these or other government-sponsored enterprises in the future.  Treasury Securities and Agency Securities also include any security or agreement collateralized or otherwise secured by Treasury Securities or Agency Securities, respectively.  As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers.

Build America Bonds.  Build America Bonds are taxable municipal obligations issued pursuant to the American Recovery and Reimbursement Act of 2009 (the “Act”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.  Enacted in February 2009, the Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive reimbursement from the U.S. Treasury with respect to its interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds).  Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax.  Under the terms of the Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid.  Holders of tax credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received.  The Fund may invest in “principal only” strips of tax credit Build America Bonds, which entitle the holder to receive par value of such bonds if held to maturity.  The Fund does not expect to receive (or pass through to shareholders) tax credits as a result of its investments.  The federal interest subsidy or tax credit continues for the life of the bonds.

Build America Bonds are an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax-free municipal bonds.  Build America Bonds can appeal to a broader array of investors than the high income U.S. taxpayers that have traditionally provided the market for municipal bonds.  Build America Bonds may provide a lower net cost of funds to issuers.  Pursuant to the Act, the issuance of Build America Bonds ceased on December 31, 2010.  As a result, the availability of such bonds is limited and the market for the bonds and/or their liquidity may be affected.

Borrowing.  The Fund is authorized to borrow in accordance with applicable regulations, but currently intends to borrow only for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and to settle transactions).  The Fund will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

Cash and Cash Equivalents.  The Fund may invest in cash or cash equivalents, including high quality short-term instruments or an affiliated investment company that invests in such instruments.

Illiquid Securities.  The Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities.  Illiquid securities include those legally restricted as to resale (such as those issued in private placements), and may include securities eligible for resale pursuant to Rule 144A thereunder.  Certain Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted.  Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

General. Unless otherwise stated, the Fund's investment objective and certain other policies may be changed without shareholder approval. Shareholders will receive 60 days written notice of any material change in the investment objective. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective(s) and other policies. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information.  While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

The Fund’s 80% policy may only be changed with shareholder approval and, for the purpose of such policy, net assets include any assets purchased with borrowings for investment purposes.

The Fund's investment policies include a provision allowing the Fund to invest (i) all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; or (ii) in more than one open-end management investment company sponsored by Eaton Vance or its affiliates, provided any such companies have investment objectives, policies and restrictions that are consistent with those of the Fund.  Any such company or companies would be advised by the Fund’s investment adviser (or an affiliate) and the Fund would not pay directly any

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

advisory fee with respect to the assets so invested. Each Fund may initiate investments in one or more such investment companies at any time without shareholder approval.

Management and Organization

Management. Each Fund’s investment adviser is Boston Management and Research (“BMR”), a subsidiary of Eaton Vance Management (“Eaton Vance”), with offices at Two International Place, Boston, MA 02110.  Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931.  Eaton Vance and its affiliates currently manage over $270 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of each Fund.  Under its investment advisory agreement with each Fund, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee.  The fees are applied on the basis of the following categories.

Category	Daily Net Assets	Annual Asset Rate	Daily Income Rate
1	up to $20 million	0.100%	1.00%
2	$20 million but less than $40 million	0.200%	2.00%
3	$40 million but less than $500 million	0.300%	3.00%
4	$500 million but less than $1 billion	0.275%	2.75%
5	$1 billion but less than $1.5 billion	0.250%	2.50%
6	$1.5 billion but less than $2 billion	0.225%	2.25%
7	$2 billion but less than $3 billion	0.200%	2.00%
8	$3 billion and over	0.175%	1.75%

For the fiscal year ended August 31, 2013, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of each Fund are stated below.

Fund	Net Assets on August 31, 2013	Advisory Fee
Alabama	$ 43,534,970	0.28%
Arkansas	$ 59,364,989	0.30%
Georgia	$ 60,365,083	0.31%
Kentucky	$ 51,036,893	0.28%
Maryland	$ 72,911,029	0.33%
Missouri	$ 72,450,923	0.33%
North Carolina	$ 116,074,968	0.38%
Oregon	$ 122,655,591	0.39%
South Carolina	$ 128,068,065	0.39%
Tennessee	$ 43,518,070	0.26%
Virginia	$ 91,984,970	0.36%

Each Fund’s most recent shareholder report provides information regarding the basis for the Trustees’ approval of each Fund’s investment advisory agreement.

William H. Ahern is the portfolio manager of the Alabama Fund (since June 1, 1997).  Craig Brandon is the portfolio manager of the Maryland Fund (since September 13, 2004).  Cynthia J. Clemson is the portfolio manager of the Missouri Fund (since it commenced operations).  Adam A. Weigold is the portfolio manager of the Arkansas Fund, the Georgia Fund, the Kentucky Fund, the Tennessee Fund, the Virginia Fund, (all since October 1, 2007) and the North Carolina Fund, the Oregon Fund and the South Carolina Fund (all since January 1, 2014).  Each portfolio manager is a Vice President of Eaton Vance and BMR and also manages other Eaton Vance portfolios.  Mr. Ahern, Mr. Brandon, Ms. Clemson and Mr. Weigold have been Eaton Vance portfolio managers for more than 5 years.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

Eaton Vance serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities.  Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for each Fund.  For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs for its sub-transfer agency services.  This fee is paid to Eaton Vance by a Fund’s transfer agent from the fees the transfer agent receives from the funds sponsored by the Eaton Vance organization (“Eaton Vance funds”).

Organization. Each Fund is a series of Eaton Vance Municipals Trust, a Massachusetts business trust. Each Fund offers multiple classes of shares. Each Class represents a pro rata interest in a Fund but is subject to different expenses and rights.  The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Because the Funds use this combined Prospectus, a Fund could be held liable for a misstatement or omission made about another Fund.

Valuing Shares

Each Fund values its shares once each day only when the New York Stock Exchange (the “Exchange”) is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus any applicable sales charge), which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of regular trading on the Exchange in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments.  Municipal obligations owned by the Funds are normally valued on the basis of valuations furnished by a pricing service, which may use matrix pricing and valuation models to derive values.  The pricing service considers various factors relating to bonds and market transactions to determine value.  It is possible that the value realized on the sale of a security may be different from the value previously determined for a particular security.  Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.  In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable.  A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.  The investment adviser expects to use fair value pricing for municipal obligations under limited circumstances, such as when an obligation is not priced by the pricing service or is in default.  Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

You may purchase shares through your financial intermediary or by mailing an account application form to the transfer agent (see back cover for address).  Purchase orders will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in proper form (meaning that they are complete and contain all necessary information) by a Fund’s transfer agent.  A Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your purchase to be effected at that day’s net asset value.  If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you.

Each Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason.  The Eaton Vance funds do not accept investments from residents of the European Union or Switzerland.  The funds also do not accept investments from other non-U.S. residents, provided that a fund may accept investments from certain non-U.S. investors at the discretion of the principal underwriter.  The Funds do not issue share certificates.

Class A, Class B and Class C Shares

Your initial investment must be at least $1,000.  After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address).  Please include your name and account number and the name of the Fund and Class of shares with

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

each investment.  You also may make additional investments by accessing your account via the Eaton Vance website at www.eatonvance.com.  Purchases made through the Internet from a pre-designated bank account will have a trade date that is the first business day after the purchase is requested (provided the request is submitted no later than the close of regular trading on the Exchange).  For more information about purchasing shares through the Internet, please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time).

You may make automatic investments of $50 or more each month or each quarter from your bank account.  You can establish bank automated investing on the account application or by providing written instructions.  Please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time) for further information.  The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts (other than for Class I), certain group purchase plans (including proprietary fee-based programs sponsored by financial intermediaries) and for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information).

Class I Shares

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.  Such clients may include individuals, corporations, endowments, foundations and qualified plans (including tax-deferred retirement plans and profit sharing plans).  Class I shares also are offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain Fund service providers.  Your initial investment must be at least $250,000.  Subsequent investments of any amount may be made at any time, including through automatic investment each month or quarter from your bank account.  You may make automatic investments of $50 or more each month or each quarter from your bank account.  You can establish bank automated investing on the account application or by providing written instructions.  Please call 1-800-262-1122  Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time) for further information.

The minimum initial investment is waived for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information). The minimum initial investment also is waived for: (i) permitted exchanges; (ii) qualified plans; (iii) corporations, endowments and foundations with assets of at least $100 million; and (iv) individual accounts of a financial intermediary that charges an ongoing fee for its services or offers Class I shares through a no-load network or platform (in each case, as described above), provided the aggregate value of such accounts invested in Class I shares is at least $250,000 (or is anticipated by the principal underwriter to reach $250,000).

Class I shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire.  To make an initial investment by wire, you must complete an account application and telephone Eaton Vance Shareholder Services at 1-800-262-1122  to be assigned an account number.  You may request an account application by calling 1-800-262-1122  Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time).  Shareholder Services must be advised by telephone of each additional investment by wire.

Restrictions on Excessive Trading and Market Timing.  The Funds are not intended for excessive trading or market timing.  Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall.  By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales (including exchanges, if permitted) of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management.  In particular, excessive purchases and sales of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain municipal securities) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”).  The investment adviser is authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”).  The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price arbitrage to the detriment of the Funds.

The Boards of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, an Eaton Vance fund shareholder who, through one or more accounts, completes two round-trips within 90 days generally will be deemed to be market timing or trading excessively in fund shares. “Two round-trips within 90 days” means either (1) a purchase of fund shares followed by a redemption of fund

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

shares followed by a purchase followed by a redemption or (2) a redemption of fund shares followed by a purchase of fund shares followed by a redemption followed by a purchase, in either case with the final transaction in the sequence occurring within 90 days of the initial transaction in the sequence.  Purchases and redemptions subject to the limitation include those made by exchanging to or from another fund. Under the policies, each Fund or its sub-transfer agent or principal underwriter will reject or cancel a purchase order, suspend or terminate an exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund.  Each Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading.  Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason.  Decisions to reject or cancel purchase orders (including exchanges) in a Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders.  No Eaton Vance fund has any arrangement to permit market timing.

The following fund share transactions (to the extent permitted by a fund’s prospectus) generally are exempt from the market timing and excessive trading policy described above because they generally do not raise market timing or excessive trading concerns:

•

transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by a Fund (e.g., for failure to meet applicable account minimums);

•

transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;

•

transactions made by model-based discretionary advisory accounts; or

•

transactions made by an Eaton Vance fund that is structured as a “fund-of-funds,” provided the transactions are in response to fund inflows and outflows or are part of a reallocation of fund assets in accordance with its investment policies.

It may be difficult for a Fund or the principal underwriter to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries.  The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund.  Each Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund.  Such policy may be more or less restrictive than a Fund’s policy.  Although each Fund or the principal underwriter reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, the Funds and the principal underwriter typically will not request or receive individual account data unless suspicious trading activity is identified.  Each Fund and the principal underwriter generally rely on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own or Fund policies.  Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. Each Fund offers different classes of shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices due to differences in class expenses.  A share class also may be subject to a sales charge.  In choosing the class of shares that suits your investment needs, you should consider:

•

how long you expect to own your shares;

•

how much you intend to invest; and

•

the total operating expenses associated with owning each class.

Each investor’s considerations are different.  You should speak with your financial intermediary to help you decide which class of shares is best for you.  Set forth below is a brief description of each class of shares offered by the Funds.

Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75%.  This charge is deducted from the amount you invest.  The Class A sales charge is reduced for purchases of $50,000 or more.  The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below.  Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below.  Class A shares pay distribution and service fees equal to 0.20% annually of average daily net assets.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Class B shares are offered at net asset value with no front-end sales charge, but are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions.  If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC”.  The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in “Contingent Deferred Sales Charge” under “Sales Charges” below.  The CDSC is deducted from your redemption proceeds.  Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder).  See “CDSC Waivers” under “Sales Charges” below.  Class B shares pay distribution and service fees equal to 0.95% annually of average daily net assets. Class B shares automatically convert to Class A shares eight years after purchase.  Orders for Class B shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is $100,000 or more.  Investors considering cumulative purchases of $100,000 or more, or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $100,000 or more, should consider whether Class A shares would be more advantageous and consult their financial intermediary.

Class C shares are offered at net asset value with no front-end sales charge.  If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC.  The CDSC is deducted from your redemption proceeds.  Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts).  See “CDSC Waivers” under “Sales Charges” below.  Class C shares pay distribution and service fees equal to 0.95% annually of average daily net assets.  Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is $1,000,000 or more.  Investors considering cumulative purchases of $1,000,000 or more, or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $1,000,000 or more, should consider whether another Class of shares would be more advantageous and consult their financial intermediary.

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.  Such clients may include individuals, corporations, endowments, foundations and qualified plans (as described above).  Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain Fund service providers. Class I shares do not pay distribution or service fees.

Payments to Financial Intermediaries. In addition to payments disclosed under “Sales Charges” below, the principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs.  Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary.  Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds.  The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Eaton Vance funds and are compensated for such services by the funds.  As used in this Prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Sales Charges

Class A Front-End Sales Charge.  Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment.  The current sales charge schedule is:

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Amount of Purchase	Sales Charge* as Percentage of Offering Price	Sales Charge* as Percentage of Net Amount Invested	Dealer Commission as Percentage of Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	0.00**	0.00**	0.75%

*

Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

**

No sales charge is payable at the time of purchase on investments of $1 million or more.  A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

Reducing or Eliminating Class A Sales Charges.  Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention.  To receive a reduced sales charge, you must inform your financial intermediary or a Fund at the time you purchase shares that you qualify for such a reduction.  If you do not let your financial intermediary or the Fund know you are eligible for a reduced sales charge at the time of purchase, you will not receive the discount to which you may otherwise be entitled.

Right of Accumulation.  Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more.  Class A shares of Eaton Vance U.S. Government Money Market Fund cannot be included under the right of accumulation.  Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts.  In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including retirement accounts) may be combined for purposes of the right of accumulation.  Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan also may be combined for purposes of the right of accumulation for the plan and its participants.  You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention.  Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges.  Shares eligible under the right of accumulation (other than those included in employer-sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention.  Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires.  A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to tax-deferred retirement plans and deferred compensation plans, and to clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform, or self-directed brokerage accounts that may or may not charge transaction fees to customers.   Such clients may include individuals, corporations, endowments and foundations.  Class A shares also are offered at net asset value to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and to certain fund service providers as described in the Statement of Additional Information.  Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested.  See “Shareholder Account Features” for details.

Contingent Deferred Sales Charge.  Class A, Class B and Class C shares are subject to a CDSC on certain redemptions.  The CDSC generally is paid to the principal underwriter.  Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 18 months of purchase.  Class C shares are subject to a 1.00% CDSC if redeemed within one year of purchase. Class B shares are subject to the following CDSC schedule:

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Year of Redemption After Purchase	CDSC

CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption.  Shares acquired through the reinvestment of distributions are exempt from the CDSC.  Redemptions are made first from shares that are not subject to a CDSC.

First or Second	5%
Third	4%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh or following	0%

The sales commission payable to financial intermediaries in connection with sales of Class B and Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”).  The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature.  After eight years, Class B shares automatically convert to Class A shares.  Class B shares acquired through the reinvestment of distributions convert in proportion to shares not so acquired.

Distribution and Service Fees.  Class A, Class B and Class C shares have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares (so-called “12b-1 fees”) and service fees for personal and/or shareholder account services.  Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually.  Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges.  The principal underwriter compensates financial intermediaries on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares.  After the first year, financial intermediaries also receive 0.75% of the value of Class C shares in annual distribution fees.  Class B and Class C shares also pay service fees to the principal underwriter equal to 0.20% of average daily net assets annually.  Class A shares pay distribution and service fees equal to 0.20% of average daily net assets annually.  After the sale of shares, the principal underwriter receives the Class A distribution and service fees and the Class B and Class C service fees for one year and thereafter financial intermediaries generally receive 0.20% annually of average daily net assets based on the value of shares sold by such dealers for shareholder servicing performed by such financial intermediaries.  Although there is no present intention to do so, Class A, Class B and Class C could pay service fees of up to 0.25% annually upon Trustee approval.  Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority.

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information.  Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Redeeming Shares

You can redeem shares in any of the following ways:

By Mail

Send your request to the transfer agent. The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted) and a Medallion signature guarantee may be required.  You can obtain a Medallion signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities Transfer Agents Medallion Program, Inc. (STAMP, Inc.).  Only Medallion signature guarantees issued in accordance with STAMP, Inc. will be accepted.  You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone

Certain shareholders can redeem by calling 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time). Proceeds of a telephone redemption are generally limited to $100,000 per account (which may include shares of one or more Eaton Vance funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

By Internet

Certain shareholders can redeem by logging on to the Eaton Vance website at www.eatonvance.com. Proceeds of internet redemptions are generally limited to $100,000 per account (which may include shares of one or more Eaton Vance funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

For Additional Information	Please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time).
Through a Financial Intermediary	Your financial intermediary is responsible for transmitting the order promptly. A financial intermediary may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received in proper form (meaning that it is complete and contains all necessary information) by a Fund’s transfer agent or your financial intermediary.  Your redemption proceeds normally will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income and state tax required to be withheld.  Payments will be sent by regular mail.  However, if you have given complete written authorization in advance, you may request that the redemption proceeds be wired directly to your bank account.  The bank designated may be any bank in the United States.  The request may be made by calling 1-800-262-1122 or by sending a Medallion signature guaranteed letter of instruction to the transfer agent (see back cover for address).  Certain redemption requests including those involving shares held by certain corporations, trusts or certain other entities and shares that are subject to certain fiduciary arrangements may require additional documentation and may be redeemed only by mail.  You may be required to pay the costs of such transaction by a Fund or your bank.  No costs are currently charged by a Fund.  However, charges may apply for expedited mail delivery services.  Each Fund may suspend or terminate the expedited payment procedure upon at least 30 days’ notice.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier’s check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date.  If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days.  If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities.  If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Shareholder Account Features

Distributions.  You may have your Fund distributions paid in one of the following ways:

• Full Reinvest Option	Distributions are reinvested in additional shares. This option will be assigned if you do not specify an option.
• Partial Reinvest Option	Dividends are paid in cash and capital gains are reinvested in additional shares.
• Cash Option	Distributions are paid in cash.
• Exchange Option

Distributions are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund’s prospectus.  Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Funds.  From time to time, you may receive the following:

•

Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

•

Periodic account statements, showing recent activity and total share balance.

•

Tax information needed to prepare your income tax returns.

•

Proxy materials, in the event a shareholder vote is required.

•

Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically.  For more information please go to www.eatonvance.com/edelivery.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics.  A description of these policies and procedures is provided below and additionally in the Statement of Additional Information.  Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Each Fund will file with the Securities and Exchange Commission (“SEC”) a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q.  Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov).  The most recent fiscal quarter-end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com).  Portfolio holdings information that is filed with the SEC is posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each month end is posted to the website approximately one month after such month end.   Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) at least quarterly on the Eaton Vance website approximately ten business days after the period and each Fund may also post performance attribution as of a month end or more frequently if deemed appropriate.

Withdrawal Plan.  You may redeem shares on a regular periodic basis by establishing a systematic withdrawal plan.  Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance.  Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege.  You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund.  For purposes of exchanges among Eaton Vance funds, Class A and Class I shares are deemed to be the same as Investor Class and Institutional Class shares, respectively, of other Eaton Vance funds. Exchanges are made at net asset value.  If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate.  For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares. Any class of shares of a fund may be exchanged for any other class of shares of that fund, provided that the shares being exchanged are no longer subject to a CDSC and the conditions for investing in the other class of shares described in the applicable prospectus are satisfied.

Before exchanging, you should read the prospectus of the new fund carefully.  Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus.  If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.eatonvance.com or call 1-800-262-1122.  Periodic automatic

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

exchanges are also available.  The exchange privilege may be changed or discontinued at any time.  You will receive at least 60 days’ notice of any material change to the privilege.  This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason.  For additional information, see “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares.” Ordinarily exchanges between different funds are taxable transactions for federal tax purposes, while permitted exchanges of one class for shares of another class of the same fund are not. Shareholders should consult their tax advisors regarding the applicability of federal, state, local and other taxes to transactions in Fund shares.

Reinvestment Privilege.  If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund you redeemed from, provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase.  Reinvestment requests must be in writing.  At the time of a reinvestment, you or your financial intermediary must notify the Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege.  If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions.  You can redeem or (if permitted) exchange shares by telephone as described in this Prospectus.  In addition, certain transactions may be conducted through the Eaton Vance website.  The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information).  As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions.  You may decline the telephone redemption option on the account application.  Telephone instructions are recorded.

“Street Name” Accounts.  If your shares are held in a “street name” account at a financial intermediary, that intermediary (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments.  Because the Fund does not maintain an account for you, you should contact your financial intermediary to make transactions in shares, make changes in your account, or obtain account information.  You will not be able to utilize a number of shareholder features, such as telephone or internet transactions, directly with a Fund and certain features may be subject to different requirements.  If you transfer shares in a “street name” account to an account with another financial intermediary or to an account directly with a Fund, you should obtain historical information about your shares prior to the transfer.

Procedures for Opening New Accounts.  To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens a Fund account and to determine whether such person’s name appears on government lists of known or suspected terrorists or terrorist organizations.  When you open an account, the transfer agent or your financial intermediary will ask you for your name, address, date of birth (for individuals), residential or business street address (although post office boxes are still permitted for mailing) and social security number, taxpayer identification number, or other government-issued identifying number.  You also may be asked to produce a copy of your driver’s license, passport or other identifying documents in order to verify your identity.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic databases.  Other information or documents may be required to open accounts for corporations and other entities.  Federal law prohibits a Fund and other financial institutions from opening a new account unless they receive the minimum identifying information described above.  If a person fails to provide the information requested, any application by that person to open a new account will be rejected.  Moreover, if the transfer agent or the financial intermediary is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information or documents from the person, closing the person’s account or reporting the matter to the appropriate federal authorities.  If your account is closed for this reason, your shares may be automatically redeemed at the net asset value next determined.  If a Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption.  Each Fund has also designated an anti-money laundering compliance officer.

Account Questions.  If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time), or write to the transfer agent (see back cover for address).

Additional Tax Information

Each Fund declares dividends daily and ordinarily pays distributions monthly.  Different Classes of a Fund may distribute different dividend amounts.  Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent.  For tax purposes, the entire monthly distribution of the Fund’s daily dividends ordinarily will constitute tax-exempt income to you.  The Fund intends to distribute any net realized

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

gains annually (usually in December).  The exemption of “exempt-interest dividend” income from regular federal income taxation does not necessarily result in similar exemptions of such income under state or local tax laws.

The unearned income of certain U.S. individuals, estates and trusts is subject to a 3.8% Medicare contribution tax.  For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over $200,000 (or $250,000 if married filing jointly).  Net investment income includes, among other things, interest, dividends, and gross income and capital gains derived from passive activities and trading in securities or commodities.  Net investment income is reduced by deductions “properly allocable” to this income.

Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income.  A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax.  The rate of tax on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund.  Distributions of any taxable income and net short-term capital gains will be taxable as ordinary income.  Distributions of any long-term capital gains are taxable as long-term capital gains.  Distributions of interest on certain municipal obligations are a tax preference item under the AMT provisions applicable to individuals and corporations, and all tax-exempt distributions may affect a corporation’s AMT liability.  Each Fund’s distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares.  A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

A Fund may be required to withhold, for U.S. federal income tax purposes, 28% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders, particularly corporations, recipients of social security or railroad retirement benefits and those subject to the AMT, should consult with their tax advisors concerning the applicability of federal, state, local and other taxes to an investment.  Additional information about state taxes is provided below.

Alabama Taxes.  In the opinion of special tax counsel to the Alabama Fund, under existing Alabama law, as long as the Alabama Fund qualifies as a separate “regulated investment company” under the Code, and provided that the Alabama Fund is invested in obligations the interest on which would be exempt from Alabama personal income taxes if held directly by an individual shareholder (such as obligations of Alabama or its political subdivisions, of the United States or of certain territories or possessions of the United States), dividends received by shareholders from the Alabama Fund that represent interest received by the Alabama Fund on such obligations will be exempt from Alabama personal income taxes.  To the extent that distributions by the Alabama Fund are derived from long-term or short-term capital gains on such obligations, or from dividends or capital gains on other types of obligations, such distributions will not be exempt from Alabama personal income tax.  Capital gains or losses realized from a redemption, sale or exchange of shares of the Alabama Fund by an Alabama resident will be taken into account for Alabama personal income tax purposes.

Arkansas Taxes.  In the opinion of special tax counsel to the Arkansas Fund, under Arkansas law, as long as the Arkansas Fund qualifies as a separate “regulated investment company” under the Code, and provided the Arkansas Fund is invested in obligations the interest on which would be exempt from Arkansas personal income taxes if held directly by an individual shareholder (such as obligations of Arkansas or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends received from the Arkansas Fund that represent interest received by the Arkansas Fund on such obligations will be exempt from Arkansas personal income taxes.  To the extent that distributions by the Arkansas Fund are derived from long-term or short-term capital gains on such obligations, or from dividends or capital gains on other types of obligations, such distributions will not be exempt from Arkansas personal income tax.  The opinion addresses the tax consequences when the Arkansas Fund invests directly in these obligations.

Capital gains or losses realized from a redemption, sale or exchange of shares of the Arkansas Fund by an Arkansas resident will be taken into account for Arkansas personal income tax purposes.

Georgia Taxes.  In the opinion of special tax counsel to the Georgia Fund, under existing law, shareholders who are otherwise subject to the Georgia personal or corporate income tax will not be subject to Georgia income tax on distributions with respect to shares of the Georgia Fund to the extent such distributions represent “exempt-interest dividends” for federal income tax purposes

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

that are attributable to interest on obligations issued by or on behalf of the State or its political subdivisions, and by the governments of the U.S., Puerto Rico, the U.S. Virgin Islands and Guam to the extent that such obligations are exempt from State income tax pursuant to federal law.  Distributions, if any, derived from capital gain or other sources generally will be taxable to shareholders of the Georgia Fund for Georgia income tax purposes. Shareholders who are subject to the Georgia corporate net worth tax, a franchise tax that is based on net worth, will be subject to such tax with respect to ownership of shares of the Georgia Fund and distributions with respect thereto.

Kentucky Taxes.   Shareholders of the Kentucky Fund who otherwise are subject to individual income tax, limited liability entity tax or corporation income tax in the Commonwealth of Kentucky will not be subject to such taxes on distributions with respect to their shares in the Kentucky Fund to the extent that such distributions are attributable to interest on obligations of the Commonwealth of Kentucky or any of its political subdivisions or taxing authorities, obligations of the United States, or obligations of the government of Puerto Rico, the U.S. Virgin Islands, Guam, the Northern Mariana Islands, or (for obligations issued after October 16, 2004) American Samoa.  Capital distributions with respect to shares in the Kentucky Fund will be includable in income for Kentucky income tax purposes to the same extent as for federal income tax purposes.

Many local governments in Kentucky, including Louisville Metro, the Lexington-Fayette Urban County Government, Owensboro, Bowling Green and Covington, impose taxes on the net profits of businesses (operating in any form, including sole proprietorships) within the local jurisdiction.  Such taxes should not be imposed on income derived from an investment in the Kentucky Fund.  However, because of differences in the provisions of the local ordinances, it is not possible to address their specific impact.

Maryland Taxes.  In the opinion of special tax counsel to the Maryland Fund, so long as the Maryland Fund qualifies to be taxed as a regulated investment company in the manner set forth in Section 852(b) of the Code, holders of the Maryland Fund who are individuals, estates or trusts and who are otherwise subject to Maryland State and local individual income taxes will not be subject to such taxes on Maryland Fund dividends to the extent that (a) such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code, which are attributable to interest on tax-exempt obligations of the State of Maryland or its political subdivisions or authorities, or obligations (i) issued by the government of Puerto Rico, U.S. Virgin Islands or Guam or their authorities or (ii) issued after October 16, 2004 by the government of American Samoa or its authorities (the obligations described in this clause (a) being referred to as “Maryland tax-exempt obligations”), (b) such dividends are attributable to interest on obligations of the U.S. Government or obligations issued by the U.S. Government and its agencies, instrumentalities and authorities (“U.S. obligations”) or (c) such dividends are attributable to gain realized by the Maryland Fund as a result of the sale or exchange of a bond issued by the State of Maryland or a political subdivision thereof.  To the extent that distributions of the Maryland Fund are attributable to sources other than the foregoing (such as short or long-term capital gain or interest on tax-exempt obligations of states other than Maryland and their political subdivisions and authorities), such distributions will not be exempt from Maryland State and local individual income taxes.

Maryland presently includes in Maryland taxable income a portion of certain items of tax preferences as defined in the Code.  Interest paid on certain private activity bonds constitutes such a tax preference.  Accordingly, up to 50% of any distributions of the Maryland Fund attributable to such private activity bonds (other than private activity bonds issued by the State of Maryland, its political subdivision, or authorities) may not be exempt from Maryland State and local individual income taxes.

Shareholders of the Maryland Fund that are corporations otherwise subject to Maryland corporate income tax will not be subject to such tax on Maryland Fund dividends to the extent that (a) such dividends qualify as exempt-interest dividends under Section 852(b)(5) of the Code which are attributable to Maryland tax-exempt obligations, (b) such dividends are attributable to interest on U.S. obligations or (c) such dividends are attributable to gain realized by the Maryland Fund as a result of the sale or exchange of a bond issued by the State of Maryland or a political subdivision thereof.  To the extent that distributions of the Maryland Fund are attributable to sources other than the foregoing (such as short or long-term capital gain or interest on tax-exempt obligations of states other than Maryland and their political subdivisions and authorities), such distributions will not be exempt from Maryland corporate income tax.

Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder of the Maryland Fund to purchase or carry shares of the Maryland Fund will not be deductible for Maryland State and local individual income tax purposes or corporate income tax purposes to the extent such interest is allocable to exempt-interest dividends.  Shares of the Maryland Fund will not be subject to the Maryland personal property tax.

Missouri Taxes.  In the opinion of special tax counsel to the Missouri Fund, so long as the Missouri Fund qualifies for federal income taxation as a regulated investment company, dividends distributed to individual shareholders of the Missouri Fund will be exempt from the Missouri personal income tax imposed by Chapter 143 of the Missouri Revised Statutes to the extent that such dividends qualify as exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are derived from interest on obligations of the United States, its authorities, commissions, instrumentalities, possessions or territories to the extent exempt from Missouri income taxes under the laws of the United States (including Puerto Rico, Guam and the U.S.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Virgin Islands), or of the State of Missouri or its political subdivisions.  Capital gain dividends, as defined in Section 852(b)(3) of the Code, distributable by the Missouri Fund to individual resident shareholders of the Missouri Fund, to the extent includable in federal adjusted gross income, will be subject to Missouri income taxation.  Shares in the Missouri Fund may not subject to the Missouri estate tax if owned by a Missouri decedent at the time of death.

North Carolina Taxes.  In the opinion of special tax counsel to the North Carolina Fund, distributions from the North Carolina Fund will not be subject to North Carolina individual, trust, or estate income taxation to the extent that such distributions are either (i) excluded from federal gross income and represent interest the North Carolina Fund receives on obligations of North Carolina or its political subdivisions, nonprofit educational institutions organized or chartered under the laws of North Carolina, or Puerto Rico, U.S. Virgin Islands, or Guam or (ii) represent interest the North Carolina Fund receives on direct obligations of the United States.  These North Carolina income tax exemptions will be available only if the North Carolina Fund complies with the requirement of the Code that at least 50% of the value of its assets at the close of each quarter of its taxable years is invested in state, municipal, or other obligations described in §103(a) of the Code.  The North Carolina Fund intends to comply with that requirement.

Any capital gains distributed by the North Carolina Fund (except for capital gain attributable to the sale by the North Carolina Fund of an obligation issued before July 1, 1995 the profit from which is exempt by North Carolina statute) or gains realized by the shareholder from a redemption or sale of shares of the North Carolina Fund will be subject to North Carolina individual, trust, or estate income taxation.  Interest on indebtedness incurred (directly or indirectly) by a shareholder of the North Carolina Fund to purchase or carry shares of the North Carolina Fund generally will not be deductible for North Carolina income tax purposes.

The opinion of special tax counsel is based on a ruling of the North Carolina Department of Revenue obtained by counsel on behalf of the North Carolina Fund.  That ruling is subject to change.

Oregon Taxes.  In the opinion of special tax counsel to the Oregon Fund, so long as the Oregon Fund qualifies to be taxed as a separate “regulated investment company” under the Code, under existing Oregon law holders of the Oregon Fund who are individuals, estates or trusts will not be subject to Oregon personal income tax on Oregon Fund dividends to the extent that such dividends (i) qualify as “exempt-interest dividends” of a regulated investment company under the Code and (ii) are attributable to interest on tax-exempt obligations of the State of Oregon or its political subdivisions or authorities, or obligations issued by the Governments of Puerto Rico, U.S. Virgin Islands or Guam or their authorities (“Oregon tax-exempt obligations”).

To the extent that distributions of the Oregon Fund are attributable to certain sources other than interest on Oregon tax-exempt obligations, including all short-term and long-term capital gain and interest on tax-exempt obligations of states other than Oregon and their political subdivisions and authorities, such distributions will not be exempt from Oregon personal income tax for individuals, estates or trusts otherwise subject to Oregon personal income tax.  Capital gains or losses realized from a redemption, sale or exchange of shares of the Oregon Fund will be taken into account for Oregon personal income tax purposes.

No portion of distributions from the Oregon Fund will be exempt from the Oregon corporation excise tax, which generally applies to financial corporation’s “located within” Oregon and other business corporations “doing or authorized to do business within” Oregon.  Oregon imposes a corporate income tax on corporations not subject to the Oregon corporation excise tax.  Corporations subject to the Oregon corporation income tax should consult their tax advisors regarding distributions from the Oregon Fund.  Shares of the Oregon Fund will not be subject to Oregon property tax.

South Carolina Taxes.  In the opinion of special tax counsel to the South Carolina Fund, under existing South Carolina law as long as the South Carolina Fund qualifies as a separate “regulated investment company” under the Code, shareholders of the South Carolina Fund will not be required to include in their South Carolina gross income distributions from the South Carolina Fund to the extent such distributions qualify as “exempt-interest dividends” as defined in the Code, which are directly attributable to interest received by the South Carolina Fund on tax-exempt obligations issued by the State of South Carolina or its political subdivisions or the United States.  In the event the South Carolina Fund fails to qualify as a separate “regulated investment company,” the foregoing exemption may be unavailable or substantially limited.  The opinion addresses the tax consequences when the South Carolina Fund invests directly in these obligations.  The application of these consequences to the South Carolina Fund when investing indirectly in these obligations, through a common law trust taxable as a partnership, was ruled upon favorably by the South Carolina Tax Commission.

Capital gains distributed by the South Carolina Fund, or gains realized by a shareholder from a redemption or sale of shares of the South Carolina Fund, will be subject to South Carolina income taxes.  As intangible personal property, the shares of the South Carolina Fund are exempt from any and all ad valorem taxation in South Carolina.

Tennessee Taxes.  In the opinion of special tax counsel to the Tennessee Fund, individual shareholders of the Tennessee Fund will not be subject to Tennessee individual income tax on distributions received from the Tennessee Fund to the extent such distributions are attributable to interest the Tennessee Fund receives on (i) bonds or securities of the U.S. Government or any

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

agency or instrumentality thereof, (ii) bonds of the State of Tennessee or any county, municipality or political subdivision thereof, including any agency, board, authority or commission, or (iii) bonds of Puerto Rico, U.S. Virgin Islands or Guam.

The opinion of special tax counsel is based on a ruling of the Tennessee Department of Revenue obtained by counsel on behalf of the Tennessee Fund.  That ruling is subject to change.  The Tennessee Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income received by the Tennessee Fund on municipal bonds during the preceding year.

On March 16, 1994, the Tennessee Fund received a letter ruling from the Department of Revenue of the State of Tennessee to the effect that distributions of capital gains from the Tennessee Fund attributable to tax-exempt securities are exempt from Tennessee income tax.  Tennessee Fund management believes that Eaton Vance is the only mutual fund sponsor that has obtained such a ruling.  The ruling is subject to change under certain conditions.

Virginia Taxes.  In the opinion of special tax counsel to the Virginia Fund, under existing Virginia law, distributions from the Virginia Fund will not be subject to Virginia individual, trust, estate, or corporate income taxation to the extent that such distributions either (i) are excluded from federal gross income and attributable to interest the Virginia Fund receives on obligations of Virginia, its political subdivisions, or its instrumentalities, or Puerto Rico, U.S. Virgin Islands, or Guam or (ii) attributable to interest the Virginia Fund receives on direct obligations of the United States.  These Virginia income tax exemptions will be available only if the Virginia Fund complies with the requirement of the Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal, or other obligations described in §103(a) of the Code.  The Virginia Fund intends to comply with that requirement.  Other distributions from the Virginia Fund, including certain capital gains, generally will not be exempt from Virginia income taxation.

Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares of the Virginia Fund generally will not be deductible for Virginia income tax purposes.  Neither the Trust nor the Virginia Fund will be subject to any Virginia intangible personal property tax on any obligations in the Virginia Fund.  In addition, shares of the Virginia Fund held for investment purposes will not be subject to any Virginia intangible personal property tax.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights

The financial highlights are intended to help you understand a Fund’s financial performance for the period(s) indicated.  Certain information in the tables reflects the financial results for a single Fund share.  The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions at net asset value).  This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm.  The report of Deloitte & Touche LLP and each Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available upon request.

	Alabama Fund
	Year Ended August 31,
	2013				2012
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$10.020	$11.020	$11.030	$10.020	$9.540	$10.490	$10.500	$9.550
Income (Loss) From Operations
Net investment income(1)	$0.356	$0.312	$0.310	$0.366	$0.388	$0.346	$0.345	$0.407
Net realized and unrealized gain (loss)	(1.018)	(1.120)	(1.117)	(1.008)	0.481	0.531	0.532	0.471
Total income (loss) from operations	$(0.662)	$(0.808)	$0.807	$(0.642)	$0.869	$0.877	$0.877	$0.878
Less Distributions
From net investment income	$(0.355)	$(0.309)	$(0.310)	$(0.374)	$(0.388)	$(0.346)	$(0.346)	$(0.407)
Tax return of capital	(0.003)	(0.003)	(0.003)	(0.004)	(0.001)	(0.001)	(0.001)	(0.001)
Total distributions	$(0.358)	$(0.312)	$(0.313)	$(0.378)	$(0.389)	$(0.347)	$(0.347)	$(0.408)
Net asset value - End of year	$9.000	$9.900	$9.910	$9.000	$10.020	$11.020	$11.030	$10.020
Total Return (2)	(6.85)%	(7.53)%	(7.52)%	(6.67)%	9.27%	8.48%	8.47%	9.37%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$36,117	$606	$2,410	$4,402	$42,461	$1,304	$2,944	$6,272
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.73%	1.48%	1.47%	0.52%	0.74%	1.49%	1.48%	0.54%
Interest and fee expense(3)	0.02%	0.02%	0.02%	0.02%	0.03%	0.03%	0.03%	0.03%
Total expenses before custodian fee reduction	0.75%	1.50%	1.49%	0.54%	0.77%	1.52%	1.51%	0.57%
Expenses after custodian fee reduction excluding interest and fees	0.73%	1.48%	1.47%	0.52%	0.74%	1.49%	1.48%	0.54%
Net investment income	3.62%	2.87%	2.86%	3.71%	3.96%	3.22%	3.20%	4.15%
Portfolio Turnover	36%	36%	36%	36%	11%	11%	11%	11%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Alabama Fund
	Year Ended August 31,
	2011				2010
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$9.930	$10.920	$10.930	$9.930	$9.290	$10.230	$10.230	$9.300
Income (Loss) From Operations
Net investment income(1)	$0.405	$0.368	$0.368	$0.423	$0.402	$0.365	$0.361	$0.420
Net realized and unrealized gain (loss)	(0.392)	(0.433)	(0.432)	(0.380)	0.634	0.684	0.698	0.625
Total income (loss) from operations	$0.013	$(0.065)	$(0.064)	$0.043	$1.036	$1.049	$1.059	$1.045
Less Distributions
From net investment income	$(0.403)	$(0.365)	$(0.366)	$(0.423)	$(0.396)	$(0.359)	$(0.359)	$(0.415)
Total distributions	$(0.403)	$(0.365)	$(0.366)	$(0.423)	$(0.396)	$(0.359)	$(0.359)	$(0.415)
Net asset value - End of year	$9.540	$10.490	$10.500	$9.550	$9.930	$10.920	$10.930	$9.930
Total Return (2)	0.26%	(0.51)%	(0.50)%	0.56%	11.37%	10.42%	10.52%	11.47%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$42,857	$1,682	$2,440	$5,163	$49,083	$3,949	$2,935	$4,201
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.73%	1.49%	1.48%	0.53%	0.73%	1.48%	1.48%	0.53%
Interest and fee expense(3)	0.03%	0.03%	0.03%	0.03%	0.02%	0.02%	0.02%	0.02%
Total expenses before custodian fee reduction	0.76%	1.52%	1.51%	0.56%	0.75%	1.50%	1.50%	0.55%
Expenses after custodian fee reduction excluding interest and fees	0.73%	1.49%	1.48%	0.53%	0.73%	1.48%	1.48%	0.53%
Net investment income	4.27%	3.52%	3.52%	4.46%	4.18%	3.46%	3.40%	4.37%
Portfolio Turnover	10%	10%	10%	10%	16%	16%	16%	16%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Alabama Fund
	Year Ended August 31,
	2009
	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$9.330	$10.270	$10.270	$9.340
Income (Loss) From Operations
Net investment income(1)	$0.402	$0.370	$0.369	$0.419
Net realized and unrealized gain (loss)	(0.036)	(0.036)	(0.035)	(0.035)
Total income from operations	$0.366	$0.334	$0.334	$0.384
Less Distributions
From net investment income	$(0.406)	$(0.374)	$(0.374)	$(0.424)
Total distributions	$(0.406)	$(0.374)	$(0.374)	$(0.424)
Net asset value - End of year	$9.290	$10.230	$10.230	$9.300
Total Return (2)	4.19%	3.56%	3.55%	4.51%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$43,090	$6,380	$1,562	$3,343
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.80%	1.55%	1.55%	0.60%
Interest and fee expense(3)	0.05%	0.05%	0.05%	0.05%
Total expenses before custodian fee reduction	0.85%	1.60%	1.60%	0.65%
Expenses after custodian fee reduction excluding interest and fees	0.79%	1.54%	1.54%	0.59%
Net investment income	4.59%	3.85%	3.82%	4.79%
Portfolio Turnover	22%	22%	22%	22%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Arkansas Fund
	Year Ended August 31,
	2013				2012
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$9.260	$9.950	$9.950	$9.250	$8.950	$9.610	$9.610	$8.940
Income (Loss) From Operations
Net investment income(1)	$0.333	$0.285	$0.284	$0.352	$0.357	$0.310	$0.309	$0.373
Net realized and unrealized gain (loss)	(0.783)	(0.844)	(08.43)	(0.784)	0.308	0.338	0.339	0.310
Total income (loss) from operations	$(0.450)	$(0.559)	$(0.559)	$(0.432)	$0.665	$0.648	$0.648	$0.683
Less Distributions
From net investment income	$(0.328)	$(0.279)	$(0.279)	$(0.345)	$(0.351)	$(0.305)	$(0.305)	$(0.369)
Tax return of capital	(0.002)	(0.002)	(0.002)	(0.003)	(0.004)	(0.003)	(0.003)	(0.004)
Total distributions	$(0.330)	$(0.281)	$(0.281)	$(0.348)	$(0.355)	$(0.308)	$(0.308)	$(0.373)
Net asset value - End of year	$8.480	$9.110	$9.110	$8.470	$9.260	$9.950	$9.950	$9.250
Total Return (2)	(5.05)%	(5.78)%	(5.78)%	(4.87)%	7.55%	6.82%	6.82%	7.77%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$49,852	$1,512	$6,052	$1,948	$56,072	$2,115	$6,926	$2,435
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.72%	1.48%	1.48%	0.53%	0.73%	1.48%	1.48%	0.53%
Interest and fee expense(3)	0.00%(4)	0.00%(4)	0.00%(4)	0.00%(4)	0.01%	0.01%	0.01%	0.01%
Total expenses (5)	0.72%	1.48%	1.48%	0.53%	0.74%	1.49%	1.49%	0.54%
Net investment income	3.65%	2.90%	2.90%	3.85%	3.90%	3.16%	3.14%	4.07%
Portfolio Turnover	13%	13%	13%	13%	10%	10%	10%	10%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Arkansas Fund
	Period Ended August 31,
	2011				2010
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I(6)
Net asset value - Beginning of period	$9.230	$9.910	$9.910	$9.220	$8.870	$9.530	$9.530	$9.130
Income (Loss) From Operations
Net investment income(1)	$0.381	$0.336	$0.336	$0.394	$0.377	$0.332	$0.329	$0.031
Net realized and unrealized gain (loss)	(0.283)	(0.302)	(0.302)	(0.277)	0.356	0.377	0.380	0.090
Total income from operations	$0.098	$0.034	$0.034	$0.117	$0.733	$0.709	$0.709	$0.121
Less Distributions
From net investment income	$(0.378)	$(0.334)	$(0.334)	$(0.397)	$(0.373)	$(0.329)	$(0.329)	$(0.031)
Total distributions	$(0.378)	$(0.334)	$(0.334)	$(0.397)	$(0.373)	$(0.329)	$(0.329)	$(0.031)
Net asset value - End of period	$8.950	$9.610	$9.610	$8.940	$9.230	$9.910	$9.910	$9.220
Total Return (2)	1.17%	0.42%	0.42%	1.38%	8.39%	7.53%	7.53%	1.32%(7)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$57,912	$2,717	$6,409	$1,742	$63,478	$3,178	$6,078	$1
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.73%	1.48%	1.48%	0.53%	0.75%	1.50%	1.50%	0.55%(8)
Interest and fee expense(3)	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%(8)
Total expenses(5)	0.74%	1.49%	1.49%	0.54%	0.76%	1.51%	1.51%	0.56%(8)
Net investment income	4.27%	3.52%	3.52%	4.40%	4.13%	3.38%	3.35%	4.25%(8)
Portfolio Turnover	7%	7%	7%	7%	8%	8%	8%	8%(9)

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Arkansas Fund
	Year Ended August 31,
	2009
	Class A	Class B	Class C
Net asset value - Beginning of year	$9.160	$9.850	$9.850
Income (Loss) From Operations
Net investment income(1)	$0.392	$0.356	$0.354
Net realized and unrealized gain (loss)	(0.278)	(0.311)	(0.309)
Total income from operations	$0.114	$0.045	$0.045
Less Distributions
From net investment income	$(0.404)	$(0.365)	$(0.365)
Total distributions	$(0.404)	$(0.365)	$(0.365)
Net asset value - End of year	$8.870	$9.530	$9.530
Total Return (2)	1.55%	0.80%	0.80%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$59,111	$3,525	$3,386
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.78%	1.53%	1.53%
Interest and fee expense(3)	0.05%	0.05%	0.05%
Total expenses(5)	0.83%	1.58%	1.58%
Net investment income	4.71%	3.98%	3.95%
Portfolio Turnover	18%	18%	18%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Georgia Fund
	Year Ended August 31,
	2013				2012
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$8.860	$9.470	$9.480	$8.890	$8.440	$9.020	$9.030	$8.470
Income (Loss) From Operations
Net investment income(1)	$0.322	$0.275	$0.275	$0.341	$0.352	$0.309	$0.306	$0.367
Net realized and unrealized gain (loss)	(0.831)	(0.892)	(0.902)	(0.842)	0.419	0.446	0.450	0.422
Total income (loss) from operations	$(0.509)	$(0.617)	$(0.627)	$(0.501)	$0.771	$0.755	$0.756	$0.789
Less Distributions
From net investment income	$(0.318)	$(0.270)	$(0.270)	$(0.336)	$(0.349)	$(0.303)	$(0.304)	$(0.366)
Tax return of capital	(0.003)	(0.003)	(0.003)	(0.003)	(0.002)	(0.002)	(0.002)	(0.003)
Total distributions	$(0.321)	$(0.273)	$(0.273)	$(0.339)	$(0.351)	$(0.305)	$(0.306)	$(0.369)
Net asset value - End of year	$8.030	$8.580	$8.580	$8.050	$8.860	$9.470	$9.480	$8.890
Total Return (2)	(5.98)%	(6.71)%	(6.81)%	(5.87)%	9.31%	8.51%	8.50%	9.50%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$45,169	$1,162	$5,683	$8,352	$50,236	$2,157	$7,277	$12,462
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.72%	1.47%	1.47%	0.52%	0.74%	1.49%	1.49%	0.54%
Interest and fee expense(3)	0.04%	0.04%	0.04%	0.04%	0.05%	0.05%	0.05%	0.05%
Total expenses before custodian fee reduction	0.76%	1.51%	1.51%	0.56%	0.79%	1.54%	1.54%	0.59%
Expenses after custodian fee reduction excluding interest and fees	0.72%	1.47%	1.47%	0.52%	0.74%	1.49%	1.49%	0.54%
Net investment income	3.69%	2.94%	2.93%	3.88%	4.06%	3.35%	3.31%	4.22%
Portfolio Turnover	19%	19%	19%	19%	12%	12%	12%	12%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Georgia Fund
	Year Ended August 31,
	2011				2010
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$8.820	$9.430	$9.430	$8.850	$8.500	$9.080	$9.090	$8.520
Income (Loss) From Operations
Net investment income(1)	$0.410	$0.371	$0.372	$0.427	$0.400	$0.357	$0.357	$0.419
Net realized and unrealized gain (loss)	(0.391)	(0.422)	(0.413)	(0.390)	0.310	0.342	0.333	0.319
Total income (loss) from operations	$0.019	$(0.051)	$(0.041)	$0.037	$0.710	$0.699	$0.690	$0.738
Less Distributions
From net investment income	$(0.399)	$(0.359)	$(0.359)	$(0.417)	$(0.390)	$(0.349)	$(0.350)	$(0.408)
Total distributions	$(0.399)	$(0.359)	$(0.359)	$(0.417)	$(0.390)	$(0.349)	$(0.350)	$(0.408)
Net asset value - End of year	$8.440	$9.020	$9.030	$8.470	$8.820	$9.430	$9.430	$8.850
Total Return (2)	0.32%	(0.47)%	(0.36)%	0.53%	8.49%	7.80%	7.69%	8.81%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$48,635	$3,086	$6,996	$9,207	$58,448	$5,143	$9,621	$8,725
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.76%	1.51%	1.51%	0.56%	0.76%	1.51%	1.51%	0.56%
Interest and fee expense(3)	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%
Total expenses before custodian fee reduction	0.85%	1.60%	1.60%	0.65%	0.85%	1.60%	1.60%	0.65%
Expenses after custodian fee reduction excluding interest and fees	0.76%	1.51%	1.51%	0.56%	0.76%	1.51%	1.51%	0.56%
Net investment income	4.84%	4.09%	4.10%	5.03%	4.57%	3.81%	3.81%	4.77%
Portfolio Turnover	6%	6%	6%	6%	12%	12%	12%	12%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Georgia Fund
	Year Ended August 31,
	2009
	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$8.730	$9.320	$9.330	$8.750
Income (Loss) From Operations
Net investment income(1)	$0.391	$0.354	$0.354	$0.407
Net realized and unrealized gain (loss)	(0.229)	(0.241)	(0.241)	(0.228)
Total income from operations	$0.162	$0.113	$0.113	$0.179
Less Distributions
From net investment income	$(0.392)	$(0.353)	$(0.353)	$(0.409)
Total distributions	$(0.392)	$(0.353)	$(0.353)	$(0.409)
Net asset value - End of year	$8.500	$9.080	$9.090	$8.520
Total Return (2)	2.30%	1.45%	1.56%	2.51%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$63,387	$6,387	$8,190	$6,555
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.83%	1.57%	1.57%	0.62%
Interest and fee expense(3)	0.18%	0.18%	0.18%	0.18%
Total expenses before custodian fee reduction	1.01%	1.75%	1.75%	0.80%
Expenses after custodian fee reduction excluding interest and fees	0.81%	1.56%	1.56%	0.61%
Net investment income	4.92%	4.18%	4.16%	5.12%
Portfolio Turnover	18%	18%	18%	18%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Kentucky Fund
	Year Ended August 31,
	2013				2012
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$8.970	$9.690	$9.690	$8.970	$8.610	$9.300	$9.300	$8.610
Income (Loss) From Operations
Net investment income(1)	$0.339	$0.292	$0.293	$0.357	$0.349	$0.307	$0.303	$0.362
Net realized and unrealized loss	(0.560)	(0.609)	(0.599)	(0.560)	0.359	0.387	0.391	0.364
Total income (loss) from operations	$(0.221)	$(0.317)	$(0.306)	$(0.203)	$0.708	$0.694	$0.694	$0.726
Less Distributions
From net investment income	$(0.339)	$(0.293)	$(0.294)	$(0.357)	$(0.348)	$(0.304)	$(0.304)	$(0.366)
Total distributions	$(0.339)	$(0.293)	$(0.294)	$(0.357)	$(0.348)	$(0.304)	$(0.304)	$(0.366)
Net asset value - End of year	$8.410	$9.080	$9.090	$8.410	$8.970	$9.690	$9.690	$8.970
Total Return (2)	(2.63)%	(3.41)%	(3.30)%	(2.43)%	8.36%	7.57%	7.57%	8.58%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$38,999	$325	$3,693	$8,020	$44,184	$671	$3,696	$6,420
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	0.72%	1.47%	1.47%	0.52%	0.73%	1.48%	1.48%	0.53%
Expenses after custodian fee reduction	0.72%	1.47%	1.47%	0.52%	0.73%	1.48%	1.48%	0.53%
Net investment income	3.78%	3.01%	3.02%	3.99%	3.96%	3.23%	3.18%	4.06%
Portfolio Turnover	14%	14%	14%	14%	12%	12%	12%	12%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Kentucky Fund
	Period Ended August 31,
	2011				2010
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I(6)
Net asset value - Beginning of period	$8.890	$9.600	$9.600	$8.890	$8.410	$9.080	$9.090	$8.780
Income (Loss) From Operations
Net investment income(1)	$0.371	$0.332	$0.331	$0.385	$0.380	$0.341	$0.341	$0.031
Net realized and unrealized gain (loss)	(0.281)	(0.301)	(0.300)	(0.275)	0.473	0.513	0.504	0.110
Total income (loss) from operations	$0.090	$0.031	$0.031	$0.110	$0.853	$0.854	$0.845	$0.141
Less Distributions
From net investment income	$(0.370)	$(0.331)	$(0.331)	$(0.390)	$(0.373)	$(0.334)	$(0.335)	$(0.031)
Total distributions	$(0.370)	$(0.331)	$(0.331)	$(0.390)	$(0.373)	$(0.334)	$(0.335)	$(0.031)
Net asset value - End of period	$8.610	$9.300	$9.300	$8.610	$8.890	$9.600	$9.600	$8.890
Total Return (2)	1.13%	0.41%	0.40%	1.35%	10.32%	9.54%	9.42%	1.60%(7)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$47,322	$1,090	$2,445	$512	$48,929	$2,607	$2,243	$1
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	0.74%	1.49%	1.49%	0.53%	0.74%	1.49%	1.49%	0.56%(8)
Expenses after custodian fee reduction	0.73%	1.48%	1.48%	0.53%	0.74%	1.49%	1.49%	0.56%(8)
Net investment income	4.33%	3.59%	3.57%	4.48%	4.36%	3.62%	3.61%	4.40%(8)
Portfolio Turnover	7%	7%	7%	7%	7%	7%	7%	7%(9)

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Kentucky Fund
	Year Ended August 31,
	2009
	Class A	Class B	Class C
Net asset value - Beginning of year	$8.610	$9.300	$9.300
Income (Loss) From Operations
Net investment income(1)	$0.382	$0.347	$0.348
Net realized and unrealized gain (loss)	(0.200)	(0.222)	(0.213)
Total income from operations	$0.182	$0.125	$0.135
Less Distributions
From net investment income	$(0.382)	$(0.345)	$(0.345)
Total distributions	$(0.382)	$(0.345)	$(0.345)
Net asset value - End of year	$8.410	$9.080	$9.090
Total Return (2)	2.44%	1.60%	1.71%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$46,662	$4,186	$2,509
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	0.78%	1.53%	1.53%
Expenses after custodian fee reduction	0.77%	1.52%	1.52%
Net investment income	4.75%	4.01%	4.00%
Portfolio Turnover	15%	15%	15%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Maryland Fund
	Year Ended August 31,
	2013				2012
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$9.420	$10.270	$10.280	$9.440	$8.840	$9.640	$9.640	$8.860
Income (Loss) From Operations
Net investment income(1)	$0.339	$0.293	$0.291	$0.356	$0.365	$0.325	$0.321	$0.382
Net realized and unrealized gain (loss)	(0.804)	(0.874)	(0.882)	(0.802)	0.576	0.624	0.638	0.579
Total income (loss) from operations	$(0.465)	$(0.581)	$(0.591)	$(0.446)	$0.941	$0.949	$0.959	$0.961
Less Distributions
From net investment income	$(0.335)	$(0.289)	$(0.289)	$(0.354)	$(0.361)	$(0.319)	$(0.319)	$(0.381)
Total distributions	$(0.335)	$(0.289)	$(0.289)	$(0.354)	$(0.361)	$(0.319)	$(0.319)	$(0.381)
Net asset value - End of year	$8.620	$9.400	$9.400	$8.640	$9.420	$10.270	$10.280	$9.440
Total Return(2)	(5.14)%	(5.83)%	(5.92)%	(4.93)%	10.81%	9.96%	10.07%	11.02%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$50,085	$1,738	$16,493	$4,595	$62,306	$2,286	$16,094	$3,805
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.75%	1.50%	1.50%	0.55%	0.75%	1.50%	1.50%	0.55%
Interest and fee expense(3)	0.03%	0.03%	0.03%	0.03%	0.04%	0.04%	0.04%	0.04%
Total expenses before custodian fee reduction	0.78%	1.53%	1.53%	0.58%	0.79%	1.54%	1.54%	0.59%
Expenses after custodian fee reduction excluding interest and fees	0.75%	1.50%	1.50%	0.55%	0.75%	1.50%	1.50%	0.55%
Net investment income	3.63%	2.88%	2.86%	3.82%	3.96%	3.25%	3.19%	4.14%
Portfolio Turnover	10%	10%	10%	10%	12%	12%	12%	12%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Maryland Fund
	Year Ended August 31,
	2011				2010
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$9.150	$9.980	$9.980	$9.170	$8.670	$9.460	$9.460	$8.680
Income (Loss) From Operations
Net investment income(1)	$0.397	$0.361	$0.361	$0.416	$0.391	$0.353	$0.352	$0.406
Net realized and unrealized gain (loss)	(0.316)	(0.346)	(0.346)	(0.316)	0.474	0.517	0.518	0.487
Total income from operations	$0.081	$0.015	$0.015	$0.100	$0.865	$0.870	$0.870	$0.893
Less Distributions
From net investment income	$(0.391)	$(0.355)	$(0.355)	$(0.410)	$(0.385)	$(0.350)	$(0.350)	$(0.403)
Total distributions	$(0.391)	$(0.355)	$(0.355)	$(0.410)	$(0.385)	$(0.350)	$(0.350)	$(0.403)
Net asset value - End of year	$8.840	$9.640	$9.640	$8.860	$9.150	$9.980	$9.980	$9.170
Total Return(2)	1.03%	0.26%	0.26%	1.24%	10.15%	9.33%	9.33%	10.47%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$57,801	$3,494	$11,488	$2,452	$75,279	$5,930	$15,194	$5,565
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.78%	1.53%	1.53%	0.58%	0.78%	1.53%	1.52%	0.58%
Interest and fee expense(3)	0.04%	0.04%	0.04%	0.04%	0.03%	0.03%	0.03%	0.03%
Total expenses before custodian fee reduction	0.82%	1.57%	1.57%	0.62%	0.81%	1.56%	1.55%	0.61%
Expenses after custodian fee reduction excluding interest and fees	0.78%	1.53%	1.53%	0.58%	0.78%	1.53%	1.52%	0.58%
Net investment income	4.53%	3.78%	3.78%	4.75%	4.35%	3.61%	3.59%	4.50%
Portfolio Turnover	1%	1%	1%	1%	7%	7%	7%	7%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Maryland Fund
	Year Ended August 31,
	2009
	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$8.900	$9.700	$9.710	$8.900
Income (Loss) From Operations
Net investment income(1)	$0.403	$0.374	$0.373	$0.419
Net realized and unrealized gain (loss)	(0.226)	(0.239)	(0.248)	(0.216)
Total income from operations	$0.177	$0.135	$0.125	$0.203
Less Distributions
From net investment income	$(0.407)	$(0.375)	$(0.375)	$(0.423)
Total distributions	$(0.407)	$(0.375)	$(0.375)	$(0.423)
Net asset value - End of year	$8.670	$9.460	$9.460	$8.680
Total Return(2)	2.43%	1.76%	1.65%	2.75%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$75,555	$7,742	$12,388	$448
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.82%	1.58%	1.57%	0.61%
Interest and fee expense(3)	0.10%	0.10%	0.10%	0.10%
Total expenses before custodian fee reduction	0.92%	1.68%	1.67%	0.71%
Expenses after custodian fee reduction excluding interest and fees	0.81%	1.56%	1.56%	0.61%
Net investment income	4.97%	4.23%	4.20%	5.16%
Portfolio Turnover	16%	16%	16%	16%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Missouri Fund
	Year Ended August 31,
	2013				2012
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$9.830	$10.870	$10.860	$9.850	$9.180	$10.140	$10.140	$9.190
Income (Loss) From Operations
Net investment income(1)	$0.348	$0.304	$0.303	$0.367	$0.365	$0.327	$0.321	$0.376
Net realized and unrealized gain (loss)	(0.963)	(1.063)	(1.062)	(0.962)	0.647	0.724	0.719	0.665
Total income (loss) from operations	$(0.615)	$(0.759)	$(0.759)	$(0.595)	$1.012	$1.051	$1.040	$1.041
Less Distributions
From net investment income	$(0.345)	$(0.301)	$(0.301)	$(0.365)	$(0.362)	$(0.321)	$(0.320)	$(0.381)
Total distributions	$(0.345)	$(0.301)	$(0.301)	$(0.365)	$(0.362)	$(0.321)	$(0.320)	$(0.381)
Net asset value - End of year	$8.870	$9.810	$9.800	$8.890	$9.830	$10.870	$10.860	$9.850
Total Return (2)	(6.49)%	(7.17)%	(7.18)%	(6.28)%	11.20%	10.50%	10.40%	11.52%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$61,391	$1,245	$6,061	$3,753	$80,768	$1,936	$6,380	$2,310
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.72%	1.47%	1.47%	0.52%	0.73%	1.48%	1.48%	0.53%
Interest and fee expense(3)	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total expenses before custodian fee reduction	0.74%	1.49%	1.49%	0.54%	0.75%	1.50%	1.50%	0.55%
Expenses after custodian fee reduction excluding interest and fees	0.72%	1.47%	1.47%	0.52%	0.73%	1.48%	1.48%	0.53%
Net investment income	3.59%	2.84%	2.84%	3.80%	3.82%	3.11%	3.04%	3.91%
Portfolio Turnover	10%	10%	10%	10%	12%	12%	12%	12%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Missouri Fund
	Period Ended August 31,
	2011				2010
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I(6)
Net asset value - Beginning of period	$9.570	$10.580	$10.570	$9.580	$9.080	$10.040	$10.030	$9.370
Income (Loss) From Operations
Net investment income(1)	$0.390	$0.354	$0.354	$0.402	$0.386	$0.349	$0.348	$0.032
Net realized and unrealized gain (loss)	(0.393)	(0.442)	(0.432)	(0.386)	0.473	0.523	0.524	0.210
Total income (loss) from operations	$(0.003)	$(0.088)	$(0.078)	$0.016	$0.859	$0.872	$0.872	$0.242
Less Distributions
From net investment income	$(0.387)	$(0.352)	$(0.352)	$(0.406)	$(0.369)	$(0.332)	$(0.332)	$(0.032)
Total distributions	$(0.387)	$(0.352)	$(0.352)	$(0.406)	$(0.369)	$(0.332)	$(0.332)	$(0.032)
Net asset value - End of period	$9.180	$10.140	$10.140	$9.190	$9.570	$10.580	$10.570	$9.580
Total Return (2)	0.09%	(0.74)%	(0.65)%	0.30%	9.63%	8.82%	8.82%	2.58%(7)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$76,391	$2,618	$4,796	$760	$95,047	$4,467	$5,856	$1
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.74%	1.50%	1.50%	0.54%	0.75%	1.50%	1.49%	0.56%(8)
Interest and fee expense(3)	0.03%	0.03%	0.03%	0.03%	0.02%	0.02%	0.02%	0.02%(8)
Total expenses before custodian fee reduction	0.77%	1.53%	1.53%	0.57%	0.77%	1.52%	1.51%	0.58%(8)
Expenses after custodian fee reduction excluding interest and fees	0.74%	1.50%	1.50%	0.54%	0.75%	1.50%	1.49%	0.56%(8)
Net investment income	4.28%	3.52%	3.52%	4.41%	4.12%	3.38%	3.37%	4.19%(8)
Portfolio Turnover	6%	6%	6%	6%	9%	9%	9%	9%(9)

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Missouri Fund
	Year Ended August 31,
	2009
	Class A	Class B	Class C
Net asset value – Beginning of year	$9.370	$10.360	$10.350
Income (Loss) From Operations
Net investment income(1)	$0.389	$0.359	$0.359
Net realized and unrealized gain (loss)	(0.288)	(0.320)	(0.320)
Total income from operations	$0.101	$0.039	$0.039
Less Distributions
From net investment income	$(0.391)	$(0.359)	$(0.359)
Total distributions	$(0.391)	$(0.359)	$(0.359)
Net asset value – End of year	$9.080	$10.040	$10.030
Total Return (2)	1.41%	0.64%	0.64%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$89,556	$6,542	$5,553
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.80%	1.55%	1.55%
Interest and fee expense(3)	0.04%	0.04%	0.04%
Total expenses before custodian fee reduction	0.84%	1.59%	1.59%
Expenses after custodian fee reduction excluding interest and fees	0.79%	1.54%	1.54%
Net investment income	4.51%	3.77%	3.76%
Portfolio Turnover	21%	21%	21%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	North Carolina Fund
	Year Ended August 31,
	2013				2012
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$9.480	$10.190	$10.190	$9.500	$8.820	$9.490	$9.490	$8.840
Income (Loss) From Operations
Net investment income(1)	$0.374	$0.328	$0.327	$0.394	$0.407	$0.366	$0.360	$0.426
Net realized and unrealized gain (loss)	(1.143)	(1.225)	(1.224)	(1.144)	0.656	0.693	0.699	0.656
Total income (loss) from operations	$(0.769)	$(0.897)	$(0.897)	$(0.750)	$1.063	$1.059	$1.059	$1.082
Less Distributions
From net investment income	$(0.371)	$(0.323)	$(0.323)	$(0.390)	$(0.403)	$(0.359)	$(0.359)	$(0.422)
Total distributions	$(0.371)	$(0.323)	$(0.323)	$(0.390)	$(0.403)	$(0.359)	$(0.359)	$(0.422)
Net asset value - End of year	$8.340	$8.970	$8.970	$8.360	$9.480	$10.190	$10.190	$9.500
Total Return (2)	(8.46)%	(9.09)%	(9.09)%	(8.25)%	12.27%	11.33%	11.32%	12.35%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$78,864	$1,103	$20,150	$15,958	$87,573	$2,091	$21,402	$18,174
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.74%	1.49%	1.49%	0.54%	0.75%	1.50%	1.49%	0.55%
Interest and fee expense(3)	0.06%	0.06%	0.06%	0.06%	0.07%	0.07%	0.07%	0.07%
Total expenses before custodian fee reduction	0.80%	1.55%	1.55%	0.60%	0.82%	1.57%	1.56%	0.62%
Expenses after custodian fee reduction excluding interest and fees	0.74%	1.49%	1.49%	0.54%	0.75%	1.50%	1.49%	0.55%
Net investment income	4.00%	3.24%	3.25%	4.20%	4.41%	3.70%	3.63%	4.61%
Portfolio Turnover	14%	14%	14%	14%	8%	8%	8%	8%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	North Carolina Fund
	Year Ended August 31,
	2011				2010
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$9.340	$10.050	$10.050	$9.370	$8.810	$9.480	$9.480	$8.830
Income (Loss) From Operations
Net investment income(1)	$0.437	$0.398	$0.398	$0.455	$0.429	$0.389	$0.385	$0.447
Net realized and unrealized gain (loss)	(0.525)	(0.565)	(0.564)	(0.535)	0.513	0.555	0.558	0.523
Total income (loss) from operations	$(0.088)	$(0.167)	$(0.166)	$(0.080)	$0.942	$0.944	$0.943	$0.970
Less Distributions
From net investment income	$(0.432)	$(0.393)	$(0.394)	$(0.450)	$(0.412)	$(0.374)	$(0.373)	$(0.430)
Total distributions	$(0.432)	$(0.393)	$(0.394)	$(0.450)	$(0.412)	$(0.374)	$(0.373)	$(0.430)
Net asset value - End of year	$8.820	$9.490	$9.490	$8.840	$9.340	$10.050	$10.050	$9.370
Total Return (2)	(0.79)%	(1.54)%	(1.54)%	(0.57)%	10.92%	10.14%	10.13%	11.23%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$74,111	$2,544	$13,509	$14,491	$86,047	$4,220	$14,952	$17,125
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.78%	1.53%	1.53%	0.58%	0.77%	1.52%	1.52%	0.58%
Interest and fee expense(3)	0.09%	0.09%	0.09%	0.09%	0.08%	0.08%	0.08%	0.08%
Total expenses before custodian fee reduction	0.87%	1.62%	1.62%	0.67%	0.85%	1.60%	1.66%	0.66%
Expenses after custodian fee reduction excluding interest and fees	0.78%	1.53%	1.53%	0.58%	0.77%	1.52%	1.52%	0.58%
Net investment income	4.98%	4.22%	4.22%	5.18%	4.72%	3.98%	3.94%	4.91%
Portfolio Turnover	7%	7%	7%	7%	10%	10%	10%	10%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	North Carolina Fund
	Year Ended August 31,
	2009
	Class A	Class B	Class C	Class I
Net asset value – Beginning of year	$8.810	$9.470	$9.470	$8.820
Income (Loss) From Operations
Net investment income(1)	$0.418	$0.383	$0.384	$0.437
Net realized and unrealized gain (loss)	(0.019)	(0.011)	(0.012)	(0.010)
Total income from operations	$0.399	$0.372	$0.372	$0.427
Less Distributions
From net investment income	$(0.399)	$(0.362)	$(0.362)	$(0.417)
Total distributions	$(0.399)	$(0.362)	$(0.362)	$(0.417)
Net asset value – End of year	$8.810	$9.480	$9.480	$8.830
Total Return (2)	4.99%	4.30%	4.30%	5.32%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$78,245	$5,209	$8,734	$8,303
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.82%	1.57%	1.57%	0.63%
Interest and fee expense(3)	0.11%	0.11%	0.11%	0.11%
Total expenses before custodian fee reduction	0.93%	1.68%	1.68%	0.74%
Expenses after custodian fee reduction excluding interest and fees	0.82%	1.57%	1.57%	0.62%
Net investment income	5.11%	4.37%	4.36%	5.33%
Portfolio Turnover	42%	42%	42%	42%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Oregon Fund
	Year Ended August 31,
	2013				2012
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value – Beginning of year	$9.570	$10.460	$10.470	$9.560	$8.630	$9.440	$9.450	$8.620
Income (Loss) From Operations
Net investment income(1)	$0.380	$0.338	$0.339	$0.397	$0.414	$0.380	$0.376	$0.419
Net realized and unrealized gain (loss)	(1.504)	(1.634)	(1.634)	(1.493)	0.939	1.016	1.020	0.951
Total income (loss) from operations	$(1.124)	$(1.296)	$(1.295)	$(1.096)	$1.353	$1.396	$1.396	$1.370
Less Distributions
From net investment income	$(0.376)	$(0.334)	$(0.335)	$(0.394)	$(0.413)	$(0.376)	$(0.376)	$(0.430)
Total distributions	$(0.376)	$(0.334)	$(0.335)	$(0.394)	$(0.413)	$(0.376)	$(0.376)	$(0.430)
Net asset value – End of year	$8.070	$8.830	$8.840	$8.070	$9.570	$10.460	$10.470	$9.560
Total Return (2)	(12.19)%	(12.75)%	(12.74)%	(11.92)%	15.95%	15.00%	14.99%	16.19%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$89,102	$3,186	$17,275	$13,092	$115,323	$5,927	$23,894	$26,776
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.73%	1.48%	1.48%	0.53%	0.74%	1.49%	1.48%	0.53%
Interest and fee expense(3)	0.08%	0.08%	0.08%	0.08%	0.10%	0.10%	0.10%	0.10%
Total expenses before custodian fee reduction	0.81%	1.56%	1.56%	0.61%	0.84%	1.59%	1.58%	0.63%
Expenses after custodian fee reduction excluding interest and fees	0.73%	1.48%	1.48%	0.53%	0.74%	1.49%	1.48%	0.53%
Net investment income	4.05%	3.29%	3.30%	4.21%	4.50%	3.78%	3.72%	4.48%
Portfolio Turnover	40%	40%	40%	40%	17%	17%	17%	17%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Oregon Fund
	Period Ended August 31,
	2011				2010
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I(6)
Net asset value - Beginning of period	$9.180	$10.040	$10.050	$9.180	$8.510	$9.310	$9.320	$8.850
Income (Loss) From Operations
Net investment income(1)	$0.443	$0.414	$0.415	$0.461	$0.413	$0.380	$0.380	$0.033
Net realized and unrealized gain (loss)	(0.554)	(0.604)	(0.605)	(0.566)	0.648	0.708	0.708	0.330
Total income (loss) from operations	$(0.111)	$(0.190)	$(0.190)	$(0.105)	$1.061	$1.088	$1.088	$0.363
Less Distributions
From net investment income	$(0.439)	$(0.410)	$(0.410)	$(0.455)	$(0.391)	$(0.358)	$(0.358)	$(0.033)
Total distributions	$(0.439)	$(0.410)	$(0.410)	$(0.455)	$(0.391)	$(0.358)	$(0.358)	$(0.033)
Net asset value - End of period	$8.630	$9.440	$9.450	$8.620	$9.180	$10.040	$10.050	$9.180
Total Return (2)	(1.01)%	(1.73)%	(1.72)%	(0.92)%	12.77%	11.92%	11.91%	4.11%(7)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$99,049	$6,873	$16,815	$3,262	$126,583	$10,773	$21,031	$1
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.77%	1.52%	1.52%	0.57%	0.78%	1.53%	1.53%	0.60%(8)
Interest and fee expense(3)	0.10%	0.10%	0.10%	0.10%	0.04%	0.04%	0.04%	0.04%(8)
Total expenses before custodian fee reduction	0.87%	1.62%	1.62%	0.67%	0.82%	1.57%	1.57%	0.64%(8)
Expenses after custodian fee reduction excluding interest and fees	0.77%	1.52%	1.52%	0.57%	0.78%	1.53%	1.53%	0.60%(8)
Net investment income	5.21%	4.44%	4.46%	5.44%	4.71%	3.96%	3.96%	4.66%(8)
Portfolio Turnover	12%	12%	12%	12%	22%	22%	22%	22%(9)

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Oregon Fund
	Year Ended August 31,
	2009
	Class A	Class B	Class C
Net asset value - Beginning of year	$8.720	$9.540	$9.550
Income (Loss) From Operations
Net investment income(1)	$0.399	$0.372	$0.371
Net realized and unrealized gain (loss)	(0.210)	(0.233)	(0.232)
Total income from operations	$0.189	$0.139	$0.139
Less Distributions
From net investment income	$(0.399)	$(0.369)	$(0.369)
Total distributions	$(0.399)	$(0.369)	$(0.369)
Net asset value - End of year	$8.510	$9.310	$9.320
Total Return (2)	2.65%	1.85%	1.85%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$118,827	$12,114	$19,429
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.82%	1.56%	1.57%
Interest and fee expense(3)	0.12%	0.12%	0.12%
Total expenses before custodian fee reduction	0.94%	1.68%	1.69%
Expenses after custodian fee reduction excluding interest and fees	0.81%	1.56%	1.56%
Net investment income	5.05%	4.31%	4.29%
Portfolio Turnover	42%	42%	42%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	South Carolina Fund
	Year Ended August 31,
	2013				2012
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$9.690	$10.270	$10.280	$9.700	$8.930	$9.470	$9.470	$8.930
Income (Loss) From Operations
Net investment income(1)	$0.382	$0.329	$0.329	$0.402	$0.401	$0.354	$0.350	$0.422
Net realized and unrealized gain (loss)	(1.193)	(1.253)	(1.263)	(1.193)	0.758	0.795	0.809	0.766
Total income from operations	$(0.811)	$(0.924)	$(0.934)	$(0.791)	$1.159	$1.149	$1.159	$1.188
Less Distributions
From net investment income	$(0.379)	$(0.326)	$(0.326)	$(0.399)	$(0.399)	$(0.349)	$(0.349)	$(0.418)
Total distributions	$(0.379)	$(0.326)	$(0.326)	$(0.399)	$(0.399)	$(0.349)	$(0.349)	$(0.418)
Net asset value - End of year	$8.500	$9.020	$9.020	$8.510	$9.690	$10.270	$10.280	$9.700
Total Return (2)	(8.73)%	(9.30)%	(9.39)%	(8.53)%	13.21%	12.30%	12.41%	13.55%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$76,573	$2,797	$25,971	$22,726	$93,466	$3,909	$29,876	$26,081
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.72%	1.47%	1.47%	0.52%	0.74%	1.49%	1.48%	0.54%
Interest and fee expense(3)	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
Total expenses(5)	0.79%	1.54%	1.54%	0.59%	0.81%	1.56%	1.55%	0.61%
Net investment income	3.98%	3.23%	3.23%	4.19%	4.28%	3.56%	3.51%	4.49%
Portfolio Turnover	44%	44%	44%	44%	30%	30%	30%	30%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	South Carolina Fund
	Year Ended August 31,
	2011				2010
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$9.530	$10.110	$10.110	$9.540	$8.870	$9.410	$9.410	$8.880
Income (Loss) From Operations
Net investment income(1)	$0.442	$0.398	$0.399	$0.459	$0.413	$0.365	$0.365	$0.432
Net realized and unrealized gain (loss)	(0.603)	(0.643)	(0.644)	(0.612)	0.639	0.680	0.680	0.637
Total income (loss) from operations	$(0.161)	$(0.245)	$(0.245)	$(0.153)	$1.052	$1.045	$1.045	$1.069
Less Distributions
From net investment income	$(0.439)	$(0.395)	$(0.395)	$(0.457)	$(0.392)	$(0.345)	$(0.345)	$(0.409)
Total distributions	$(0.439)	$(0.395)	$(0.395)	$(0.457)	$(0.392)	$(0.345)	$(0.345)	$(0.409)
Net asset value - End of year	$8.930	$9.470	$9.470	$8.930	$9.530	$10.110	$10.110	$9.540
Total Return (2)	(1.52)%	(2.29)%	(2.29)%	(1.43)%	12.12%	11.31%	11.31%	12.32%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$78,406	$4,585	$22,267	$24,270	$109,294	$7,252	$28,500	$39,520
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.76%	1.52%	1.51%	0.56%	0.75%	1.51%	1.50%	0.56%
Interest and fee expense(3)	0.10%	0.10%	0.10%	0.10%	0.04%	0.04%	0.04%	0.04%
Total expenses(5)	0.86%	1.62%	1.61%	0.66%	0.79%	1.55%	1.54%	0.60%
Net investment income	4.99%	4.24%	4.25%	5.17%	4.51%	3.76%	3.75%	4.71%
Portfolio Turnover	14%	14%	14%	14%	26%	26%	26%	26%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	South Carolina Fund
	Year Ended August 31,
	2009
	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$9.100	$9.650	$9.660	$9.110
Income (Loss) From Operations
Net investment income(1)	$0.405	$0.364	$0.364	$0.422
Net realized and unrealized gain (loss)	(0.233)	(0.246)	(0.256)	(0.233)
Total income (loss) from operations	$0.172	$0.118	$0.108	$0.189
Less Distributions
From net investment income	$(0.402)	$(0.358)	$(0.358)	$(0.419)
Total distributions	$(0.402)	$(0.358)	$(0.358)	$(0.419)
Net asset value - End of year	$8.870	$9.410	$9.410	$8.880
Total Return (2)	2.23%	1.59%	1.48%	2.56%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$103,451	$9,442	$23,022	$23,727
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.80%	1.56%	1.55%	0.60%
Interest and fee expense(3)	0.10%	0.10%	0.10%	0.10%
Total expenses(5)	0.90%	1.66%	1.65%	0.70%
Net investment income	4.91%	4.17%	4.15%	5.11%
Portfolio Turnover	44%	44%	44%	44%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Tennessee Fund
	Year Ended August 31,
	2013				2012
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$8.980	$9.780	$9.770	$8.970	$8.560	$9.320	$9.320	$8.550
Income (Loss) From Operations
Net investment income(1)	$0.323	$0.279	$0.278	$0.340	$0.351	$0.313	$0.308	$0.358
Net realized and unrealized gain (loss)	(0.739)	(0.798)	(0.797)	(0.728)	0.419	0.456	0.450	0.428
Total income (loss) from operations	$(0.416)	$(0.519)	$(0.519)	$(0.388)	$0.770	$0.769	$0.758	$0.786
Less Distributions
From net investment income	$(0.322)	$(0.279)	$(0.279)	$(0.339)	$(0.349)	$(0.308)	$(0.307)	$(0.365)
Tax return of capital	(0.002)	(0.002)	(0.002)	(0.003)	(0.001)	(0.001)	(0.001)	(0.001)
Total distributions	$(0.324)	$(0.281)	$(0.281)	$(0.342)	$(0.350)	$(0.309)	$(0.308)	$(0.366)
Net asset value - End of year	$8.240	$8.980	$8.970	$8.240	$8.980	$9.780	$9.770	$8.970
Total Return(2)	(4.82)%	(5.47)%	(5.48)%	(4.52)%	9.14%	8.35%	8.24%	9.35%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$33,334	$755	$8,751	$679	$40,318	$1,175	$9,864	$790
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.72%	1.47%	1.47%	0.52%	0.72%	1.47%	1.47%	0.52%
Interest and fee expense(3)	0.00%(4)	0.00%(4)	0.00%(4)	0.00%(4)	0.01%	0.01%	0.01%	0.01%
Total expenses(5)	0.72%	1.47%	1.47%	0.52%	0.73%	1.48%	1.48%	0.53%
Net investment income	3.64%	2.89%	2.88%	3.84%	3.98%	3.26%	3.20%	4.02%
Portfolio Turnover	14%	14%	14%	14%	9%	9%	9%	9%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Tennessee Fund Period Ended August 31,

	2011				2010
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I(6)
Net asset value – Beginning of period	$8.960	$9.760	$9.760	$8.960	$8.670	$9.450	$9.440	$8.890
Income (Loss) From Operations
Net investment income(1)	$0.380	$0.343	$0.342	$0.395	$0.380	$0.342	$0.339	$0.030
Net realized and unrealized gain (loss)	(0.403)	(0.443)	(0.442)	(0.413)	0.279	0.298	0.311	0.070
Total income (loss) from operations	$(0.023)	$(0.100)	$(0.100)	$(0.018)	$0.659	$0.640	$0.650	$0.100
Less Distributions
From net investment income	$(0.377)	$(0.340)	$(0.340)	$(0.392)	$(0.369)	$(0.330)	$(0.330)	$(0.030)
Total distributions	$(0.377)	$(0.340)	$(0.340)	$(0.392)	$(0.369)	$(0.330)	$(0.330)	$(0.030)
Net asset value – End of period	$8.560	$9.320	$9.320	$8.550	$8.960	$9.760	$9.760	$8.960
Total Return(2)	(0.20)%	(0.99)%	(0.99)%	(0.15)%	7.71%	6.86%	6.97%	1.12%(7)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,755	$1,634	$7,544	$104	$47,371	$3,024	$9,013	$1
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.73%	1.49%	1.48%	0.53%	0.74%	1.49%	1.49%	0.57%(8)
Interest and fee expense(3)	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%(8)
Total expenses(5)	0.74%	1.50%	1.49%	0.54%	0.75%	1.50%	1.50%	0.58%(8)
Net investment income	4.39%	3.64%	3.64%	4.59%	4.27%	3.52%	3.49%	4.24%(8)
Portfolio Turnover	5%	5%	5%	5%	12%	12%	12%	12%(9)

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Tennessee Fund
	Year Ended August 31,
	2009
	Class A	Class B	Class C
Net asset value - Beginning of year	$9.100	$9.910	$9.910
Income (Loss) From Operations
Net investment income(1)	$0.388	$0.356	$0.351
Net realized and unrealized gain (loss)	(0.424)	(0.458)	(0.463)
Total loss from operations	$(0.036)	$(0.102)	$(0.112)
Less Distributions
From net investment income	$(0.394)	$(0.358)	$(0.358)
Total distributions	$(0.394)	$(0.358)	$(0.358)
Net asset value - End of year	$8.670	$9.450	$9.440
Total Return(2)	(0.03)%	(0.73)%	(0.83)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$46,787	$4,069	$6,004
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.79%	1.54%	1.54%
Interest and fee expense(3)	0.03%	0.03%	0.03%
Total expenses(5)	0.82%	1.57%	1.57%
Net investment income	4.72%	3.99%	3.93%
Portfolio Turnover	20%	20%	20%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Virginia Fund
	Year Ended August 31,
	2013				2012
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$8.460	$9.360	$9.370	$8.480	$8.060	$8.920	$8.930	$8.080
Income (Loss) From Operations
Net investment income(1)	$0.334	$0.300	$0.299	$0.351	$0.354	$0.324	$0.324	$0.371
Net realized and unrealized gain (loss)	(0.675)	(0.746)	(0.755)	(0.675)	0.397	0.435	0.435	0.397
Total income (loss) from operations	$(0.341)	$(0.446)	$(0.456)	$(0.324)	$0.751	$0.759	$0.759	$0.768
Less Distributions
From net investment income	$(0.329)	$(0.294)	$(0.294)	$(0.346)	$(0.351)	$(0.319)	$(0.319)	$(0.368)
Total distributions	$(0.329)	$(0.294)	$(0.294)	$(0.346)	$(0.351)	$(0.319)	$(0.319)	$(0.368)
Net asset value - End of year	$7.790	$8.620	$8.620	$7.810	$8.460	$9.360	$9.370	$8.480
Total Return (2)	(4.25)%	(4.95)%	(5.05)%	(4.03)%	9.48%	8.63%	8.63%	9.68%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$65,762	$1,626	$8,059	$16,539	$80,350	$2,817	$9,179	$19,635
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.73%	1.48%	1.48%	0.53%	0.76%	1.51%	1.51%	0.55%
Interest and fee expense(3)	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Total expenses before custodian fee reduction	0.77%	1.52%	1.52%	0.57%	0.80%	1.55%	1.55%	0.59%
Expenses after custodian fee reduction excluding interest and fees	0.73%	1.48%	1.48%	0.53%	0.76%	1.51%	1.51%	0.55%
Net investment income	3.97%	3.22%	3.21%	4.17%	4.27%	3.53%	3.52%	4.46%
Portfolio Turnover	9%	9%	9%	9%	9%	9%	9%	9%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Virginia Fund
	Year Ended August 31,
	2011				2010
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$8.480	$9.380	$9.390	$8.500	$8.360	$9.250	$9.260	$8.370
Income (Loss) From Operations
Net investment income(1)	$0.394	$0.368	$0.369	$0.411	$0.396	$0.368	$0.367	$0.414
Net realized and unrealized gain (loss)	(0.424)	(0.465)	(0.465)	(0.424)	0.100	0.110	0.111	0.109
Total income (loss) from operations	$(0.030)	$(0.097)	$(0.096)	$(0.013)	$0.496	$0.478	$0.478	$0.523
Less Distributions
From net investment income	$(0.390)	$(0.363)	$(0.364)	$(0.407)	$(0.376)	$(0.348)	$(0.348)	$(0.393)
Total distributions	$(0.390)	$(0.363)	$(0.364)	$(0.407)	$(0.376)	$(0.348)	$(0.348)	$(0.393)
Net asset value - End of year	$8.060	$8.920	$8.930	$8.080	$8.480	$9.380	$9.390	$8.500
Total Return (2)	(0.31)%	(1.00)%	(0.99)%	(0.09)%	5.97%	5.19%	5.19%	6.30%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$80,065	$3,757	$9,699	$18,510	$99,082	$6,478	$13,453	$18,557
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.77%	1.52%	1.52%	0.57%	0.78%	1.53%	1.53%	0.57%
Interest and fee expense(3)	0.05%	0.05%	0.05%	0.05%	0.04%	0.04%	0.04%	0.04%
Total expenses before custodian fee reduction	0.82%	1.57%	1.57%	0.62%	0.82%	1.57%	1.57%	0.61%
Expenses after custodian fee reduction excluding interest and fees	0.77%	1.52%	1.52%	0.57%	0.78%	1.53%	1.53%	0.57%
Net investment income	4.82%	4.06%	4.08%	5.02%	4.61%	3.87%	3.86%	4.81%
Portfolio Turnover	4%	4%	4%	4%	5%	5%	5%	5%

(See footnotes on last page.)

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

Financial Highlights (continued)

	Virginia Fund
	Year Ended August 31,
	2009
	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$8.690	$9.620	$9.630	$8.710
Income (Loss) From Operations
Net investment income(1)	$0.391	$0.370	$0.368	$0.403
Net realized and unrealized gain (loss)	(0.327)	(0.370)	(0.368)	(0.332)
Total income from operations	$0.064	$—	$—	$0.071
Less Distributions
From net investment income	$(0.394)	$(0.370)	$(0.370)	$(0.411)
Total distributions	$(0.394)	$(0.370)	$(0.370)	$(0.411)
Net asset value - End of year	$8.360	$9.250	$9.260	$8.370
Total Return (2)	1.27%	0.43%	0.43%	1.36%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$105,788	$9,863	$12,287	$9,945
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.83%	1.58%	1.59%	0.64%
Interest and fee expense(3)	0.12%	0.12%	0.12%	0.12%
Total expenses before custodian fee reduction	0.95%	1.70%	1.71%	0.76%
Expenses after custodian fee reduction excluding interest and fees	0.82%	1.57%	1.58%	0.63%
Net investment income	5.06%	4.34%	4.29%	5.20%
Portfolio Turnover	32%	32%	32%	32%

(1)

Computed using average shares outstanding.

(2)

For Class A, Class B and Class C, returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.  For Class I, returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions.

(4)

Amount is less than 0.005%.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

For Class I of Arkansas Fund for the period from the commencement of operations on August 3, 2010 to August 31, 2010; for Class I of Kentucky Fund for the period from the commencement of operations on August 3, 2010 to August 31, 2010; for Class I of Missouri Fund for the period from the commencement of operations on August 3, 2010 to August 31, 2010; for Class I of Oregon Fund for the period from the commencement of operations on August 3, 2010 to August 31, 2010; and for Class I of Tennessee Fund for the period from the commencement of operations on August 3, 2010 to August 31, 2010.

(7)

Not annualized.

(8)

Annualized.

(9)

For the year ended August 31, 2010.

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014

More Information

About the Funds:  More information is available in the Statement of Additional Information.  The Statement of Additional Information is incorporated by reference into this Prospectus.  Additional information about each Fund’s investments is available in the annual and semiannual reports to shareholders.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the past fiscal year.  You may obtain free copies of the Statement of Additional Information and the shareholder reports on Eaton Vance’s website at www.eatonvance.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA  02110
1-800-262-1122
website: www.eatonvance.com

You will find and may copy information about each Fund (including the Statement of Additional Information and shareholder reports):  at the SEC’s public reference room in Washington, DC (call 1-800-732-0330 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s website (www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Shareholder Inquiries:  You can obtain more information from Eaton Vance Shareholder Services or the Fund transfer agent, BNY Mellon Investment Servicing (US) Inc.  If you own shares and would like to add to, redeem or change your account, please write or call below:

Regular Mailing Address: Eaton Vance Funds P.O. Box 9653 Providence, RI 02940-9653	Overnight Mailing Address: Eaton Vance Funds 4400 Computer Drive Westborough, MA 01581	Phone Number: 1-800-262-1122 Monday – Friday 8:30 a.m. – 5:30 p.m. ET

The Funds' Investment Company Act No. is 811-04409.	12MUNI1/1P
113 1.1.14	© 2014 Eaton Vance Management

Eaton Vance Municipal Income Funds

Prospectus dated January 1, 2014